FERRELLGAS, L.P.




                                ----------------


                             NOTE PURCHASE AGREEMENT

                                ----------------




                          DATED AS OF FEBRUARY 1, 2000




        Re: $21,000,000 8.68% Senior Notes, Series A, due August 1, 2006
          $90,000,000 8.78% Senior Notes, Series B, due August 1, 2007 $73,000,000 8.87% Senior Notes, Series C, due August 1, 2009

                                TABLE OF CONTENTS

SECTION                                                HEADING                                                PAGE

SECTION 1.                 AUTHORIZATION OF NOTES.................................................................1


SECTION 2.                 SALE AND PURCHASE OF NOTES.............................................................1


SECTION 3.                 CLOSING................................................................................2


SECTION 4.                 CONDITIONS TO CLOSING..................................................................2

       Section 4.1.        Representations and Warranties.........................................................2
       Section 4.2.        Performance; No Default................................................................2
       Section 4.3.        Compliance Certificates................................................................3
       Section 4.4.        Opinions of Counsel....................................................................3
       Section 4.5.        Purchase Permitted by Applicable Law, Etc..............................................3
       Section 4.6.        Related Transactions...................................................................3
       Section 4.7.        Payment of Special Counsel Fees........................................................3
       Section 4.8.        Private Placement Numbers..............................................................3
       Section 4.9.        Changes in Structure...................................................................3
       Section 4.10.       Rating.................................................................................3
       Section 4.11.       Proceedings and Documents..............................................................3

SECTION 5.                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY..........................................3

       Section 5.1.        Organization; Power and Authority; Ownership...........................................3
       Section 5.2.        Authorization, Etc.....................................................................3
       Section 5.3.        Disclosure.............................................................................3
       Section 5.4.        Organization and Ownership of Shares of Subsidiaries; Affiliates.......................3
       Section 5.5.        Financial Statements...................................................................3
       Section 5.6.        Compliance with Laws, Other Instruments, Etc...........................................3
       Section 5.7.        Governmental Authorizations, Etc.......................................................3
       Section 5.8.        Litigation; Observance of Agreements, Statutes and Orders..............................3
       Section 5.9.        Taxes..................................................................................3
       Section 5.10.       Title to Property; Leases..............................................................3
       Section 5.11.       Licenses, Permits, Etc.................................................................3
       Section 5.12.       Compliance with ERISA..................................................................3
       Section 5.13.       Private Offering by the Company........................................................3
       Section 5.14.       Use of Proceeds; Margin Regulations....................................................3
       Section 5.15.       Existing Indebtedness; Future Liens....................................................3
       Section 5.16.       Foreign Assets Control Regulations, Etc................................................3
       Section 5.17.       Status under Certain Statutes..........................................................3
       Section 5.18.       Environmental Matters..................................................................3

SECTION 6.                 REPRESENTATIONS OF THE PURCHASER.......................................................3

       Section 6.1.        Purchase for Investment................................................................3
       Section 6.2.        Source of Funds........................................................................3

SECTION 7.                 INFORMATION AS TO COMPANY; STATUS OF SUBSIDIARIES......................................3

       Section 7.1.        Financial and Business Information.....................................................3
       Section 7.2.        Officer's Certificate..................................................................3
       Section 7.3.        Inspection.............................................................................3
       Section 7.4.        Change in Status of Subsidiaries.......................................................3

SECTION 8.                 MATURITY; PREPAYMENT OF THE NOTES......................................................3

       Section 8.1.        Prepayments............................................................................3
       Section 8.2.        Optional Prepayments with Make-Whole Amount............................................3
       Section 8.3.        Allocation of Partial Prepayments......................................................3
       Section 8.4.        Maturity; Surrender, Etc...............................................................3
       Section 8.5.        Purchase of Notes......................................................................3
       Section 8.6.        Make-Whole Amount......................................................................3

SECTION 9.                 AFFIRMATIVE COVENANTS..................................................................3

       Section 9.1.        Compliance with Law....................................................................3
       Section 9.2.        Insurance..............................................................................3
       Section 9.3.        Maintenance of Properties..............................................................3
       Section 9.4.        Payment of Taxes.......................................................................3
       Section 9.5.        Partnership Existence, Etc.............................................................3
       Section 9.6.        Ranking................................................................................3

SECTION 10.                NEGATIVE COVENANTS.....................................................................3

       Section 10.1.       Incurrence of Debt.....................................................................3
       Section 10.2.       Guaranty of MLP Notes..................................................................3
       Section 10.3.       Restricted Subsidiary Debt.............................................................3
       Section 10.4.       Liens..................................................................................3
       Section 10.5.       Restricted Payments....................................................................3
       Section 10.6.       Restrictions on Dividends of Subsidiaries, Etc.........................................3
       Section 10.7.       Mergers and Consolidations.............................................................3
       Section 10.8.       Sale of Assets; Sale of Stock..........................................................3
       Section 10.9.       Nature of Business.....................................................................3
       Section 10.10.      Transactions with Affiliates...........................................................3
       Section 10.11.      Certain Refinancings...................................................................3

SECTION 11.                EVENTS OF DEFAULT......................................................................3


SECTION 12.                REMEDIES ON DEFAULT, ETC...............................................................3

       Section 12.1.       Acceleration...........................................................................3
       Section 12.2.       Other Remedies.........................................................................3
       Section 12.3.       Rescission.............................................................................3
       Section 12.4.       No Waivers or Election of Remedies, Expenses, Etc......................................3

SECTION 13.                REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES..........................................3

       Section 13.1.       Registration of Notes..................................................................3
       Section 13.2.       Transfer and Exchange of Notes.........................................................3
       Section 13.3.       Replacement of Notes...................................................................3

SECTION 14.                PAYMENTS ON NOTES......................................................................3

       Section 14.1.       Place of Payment.......................................................................3
       Section 14.2.       Home Office Payment....................................................................3

SECTION 15.                EXPENSES, ETC..........................................................................3

       Section 15.1.       Transaction Expenses...................................................................3
       Section 15.2.       Survival...............................................................................3

SECTION 16.                SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT...........................3


SECTION 17.                AMENDMENT AND WAIVER...................................................................3

       Section 17.1.       Requirements...........................................................................3
       Section 17.2.       Solicitation of Holders of Notes.......................................................3
       Section 17.3.       Binding Effect, Etc....................................................................3
       Section 17.4.       Notes Held by Company, Etc.............................................................3

SECTION 18.                NOTICES................................................................................3


SECTION 19.                REPRODUCTION OF DOCUMENTS..............................................................3


SECTION 20.                CONFIDENTIAL INFORMATION...............................................................3


SECTION 21.                SUBSTITUTION OF PURCHASER..............................................................3


SECTION 22.                MISCELLANEOUS..........................................................................3

       Section 22.1.       Successors and Assigns.................................................................3
       Section 22.2.       Payments Due on Non-Business Days......................................................3
       Section 22.3.       Severability...........................................................................3
       Section 22.4.       Construction...........................................................................3
       Section 22.5.       Counterparts...........................................................................3
       Section 22.6.       Governing Law..........................................................................3

Signatures........................................................................................................3


SCHEDULE A                 --     INFORMATION RELATING TO PURCHASERs

SCHEDULE B                 --     DEFINED TERMs

SCHEDULE 5.1               --     Ownership of Company

SCHEDULE 5.3               --     Disclosure Materials

SCHEDULE 5.4              --     Subsidiaries of the Company and Ownership of
                                 Subsidiary Equity Interest

SCHEDULE 5.5               --     Financial Statements

SCHEDULE 5.11              --     Patents, etc.

SCHEDULE 5.14              --     Use of Proceeds

SCHEDULE 5.15              --     Existing Indebtedness and Liens

EXHIBIT 1-A                --     Form of Series A Note

EXHIBIT 1-B                --     Form of Series B Note

EXHIBIT 1-C                --     Form of Series C Note

EXHIBIT 4.4(a)            --     Form of Opinion of Special Counsel for the
                                 Company

EXHIBIT 4.4(b)            --     Form of Opinion of Special Counsel for the
                                 Purchasers

EXHIBIT 10.1              --     Subordination Provisions Applicable to
                                 Subordinated Debt

                                FERRELLGAS, L.P.
                                One Liberty Plaza
                             Liberty, Missouri 64068

          $21,000,000 8.68% Senior Notes, Series A, due August 1, 2006 $90,000,000 8.78% Senior Notes, Series B, due August 1, 2007 $73,000,000 8.87% Senior Notes, Series C, due August 1, 2009



TO       EACH OF THE PURCHASERS LISTED IN THE ATTACHED SCHEDULE A:
Ladies and Gentlemen:

         FERRELLGAS, L.P., a Delaware limited partnership (the "Company"), agrees with the Purchasers listed in the attached Schedule A (the "Purchasers") as follows:

SECTION 1.           AUTHORIZATION OF NOTES.

         The Company will authorize the issue and sale of $184,000,000 aggregate principal amount of its Senior Notes, comprised of $21,000,000 8.68% Senior Notes, Series A, due August 1, 2006 (the "Series A Notes"), $90,000,000 8.78% Senior Notes, Series B, due August 1, 2007 (the "Series B Notes"), $73,000,000 8.87% Senior Notes, Series C, due August 1, 2009 (the "Series C Notes") (said Series A Notes, Series B Notes and Series C Notes being herein collectively called the "Notes", such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement (as hereinafter defined)). The Series A, B and C Notes shall be substantially in the respective forms set out in Exhibit 1, in each case with such changes therefrom, if any, as may be approved by each Purchaser and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

SECTION 2.           SALE AND PURCHASE OF NOTES.

         Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount and of the series specified opposite such Purchaser's name in Schedule A at the purchase price of 100% of the principal amount thereof. The obligations of each Purchaser hereunder are several and not joint obligations and each Purchaser shall have no obligation and no liability to any Person for the performance or nonperformance by any other Purchaser hereunder.

SECTION 3.           CLOSING.

         The sale and purchase of the Notes to be purchased by each Purchaser shall occur at the offices of Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603 at 10:00 A.M. Chicago time, at a closing (the "Closing") on February 28, 2000 or such other Business Day prior to February 29, 2000 as may be designated by at least five Business Days' prior written notice to the Purchasers. At the Closing the Company will deliver to each Purchaser the Notes of any such series to be purchased by such Purchaser in the form of a single Note of each series to be purchased by such Purchaser (or such greater number of Notes of any such series in denominations of at least $100,000 as such Purchaser may request) dated the date of the Closing and registered in such Purchaser's name (or in the name of such Purchaser's nominee), against delivery by such Purchaser to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to Wells Fargo Bank, (San Francisco, CA), as cashiering agent, to account #4518-054085 ABA #121000248. If at the Closing the Company shall fail to tender such Notes to any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to any Purchaser's satisfaction, such Purchaser shall, at such Purchaser's election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such nonfulfillment.

SECTION 4.           CONDITIONS TO CLOSING.

         The obligation of each Purchaser to purchase and pay for the Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser's satisfaction, prior to or at the Closing, of the following conditions:

         Section 4.1. Representations and Warranties. The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the Closing.

         Section 4.2. Performance; No Default. The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing, and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Schedule 5.14), no Default or Event of Default shall have occurred and be continuing. Neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by Section 10 hereof had such Section applied since such date.

         Section 4.3.    Compliance Certificates.

                   (a) Officer's Certificate. The Company shall have delivered to such Purchaser an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

                   (b) Secretary's Certificate. The General Partner shall have delivered to such Purchaser a certificate certifying as to the resolutions attached thereto and other proceedings relating to the authorization, execution and delivery of the Notes and this Agreement.

                   (c) ERISA Certificate. If such Purchaser shall have made the disclosures referred to in Section 6.2(b), (c) or (e), such Purchaser shall have received the certificate from the Company described in the last paragraph of Section 6.2 and such certificate shall state that (i) the Company is neither a "party in interest" nor a "disqualified person" (as defined in Section 4975(e)(2) of the Code), with respect to any plan identified pursuant to Section 6.2(b) or (e) or (ii) with respect to any plan, identified pursuant to Section 6.2(c), neither the Company nor any "affiliate" (as defined in Section V(c) of the QPAM Exemption) has, at such time or during the immediately preceding one year, exercised the authority to appoint or terminate the QPAM as manager of the assets of any plan identified in writing pursuant to
         Section 6.2(c) or to negotiate the terms of said QPAM's management agreement on behalf of any such identified plans.

         Section 4.4. Opinions of Counsel. Such Purchaser shall have received opinions in form and substance satisfactory to such Purchaser, dated the date of the Closing (a) from Bracewell & Patterson, L.L.P., special counsel for the Company, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as such Purchaser or such Purchaser's counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to such Purchaser) and (b) from Chapman and Cutler, the Purchasers' special counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as such Purchaser may reasonably request.

         Section 4.5. Purchase Permitted by Applicable Law, Etc. On the date of the Closing each purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which each Purchaser is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance
Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject any Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by any Purchaser, such Purchaser shall have received an Officer's Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such purchase is so permitted.

         Section 4.6. Related Transactions. The Company shall have consummated the sale of the entire principal amount of the Notes scheduled to be sold on the date of Closing pursuant to this Agreement.

         Section 4.7. Payment of Special Counsel Fees. Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of the Purchasers' special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

         Section 4.8. Private Placement Numbers. A Private Placement Number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for each series of the Notes.

         Section 4.9. Changes in Structure. The Company shall not have changed its jurisdiction of organization or, except as described in the Memorandum, been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in
Schedule 5.5.

        Section 4.10. Rating. Prior to the date of Closing, the Notes shall have received a rating of "BBB" or better from Fitch
IBCA, Inc.

        Section 4.11. Proceedings and Documents. All proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to such Purchaser and such Purchaser's special counsel, and such Purchaser and such Purchaser's special counsel shall have received all such counterpart originals or certified or other copies of such documents as such Purchaser or such Purchaser's special counsel may reasonably request.

SECTION 5.           REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to each Purchaser that:

         Section 5.1. Organization; Power and Authority; Ownership. The Company is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, and is duly licensed or qualified as a foreign partnership and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Notes and to perform the provisions hereof and thereof. The name of each Person holding an equity interest in the Company (including a description of the nature of such interest) is set forth on Schedule 5.1.

         Section 5.2. Authorization, Etc. This Agreement and the Notes have been duly authorized by all necessary action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         Section 5.3. Disclosure. The Company, through its agent, Bank of America Securities LLC, has delivered to each Purchaser a copy of a Private Placement Memorandum, dated January, 2000 (the "Memorandum"), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Restricted Subsidiaries. Except as disclosed in Schedule 5.3, this Agreement, the Memorandum, the documents, certificates or other writings delivered to each Purchaser by or on behalf of the Company in connection with the transactions contemplated hereby and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in Schedule 5.3, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in Schedule 5.5, since July 31, 1999, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any of its Restricted Subsidiaries except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to each Purchaser by or on behalf of the Company specifically for use in connection with the transactions contemplated hereby.

         Section 5.4. Organization and Ownership of Shares of Subsidiaries; Affiliates. (a) Schedule 5.4 contains (except as noted therein) complete and correct lists (i) of the Company's Subsidiaries, showing, as to each Subsidiary, its status (whether a Restricted or Unrestricted Subsidiary), the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (ii) of the Company's Affiliates, other than Subsidiaries, and (iii) of the Company's directors and senior officers.

         (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

         (c) Each Restricted Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Restricted Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

         (d) No Restricted Subsidiary is a party to, or otherwise subject to, any legal restriction or any agreement (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Restricted Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Restricted Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Restricted Subsidiary.

         Section 5.5. Financial Statements. The Company has delivered to each Purchaser copies of the financial statements of the Company and its Restricted Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Restricted Subsidiaries as of the respective dates specified in such financial statements and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

         Section 5.6. Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by the Company of this Agreement and the Notes will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Restricted Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, partnership agreement, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Restricted Subsidiary is bound or by which the Company or any Restricted Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any Material order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Restricted Subsidiary or (c) violate any provision of any Material statute or other rule or regulation of any Governmental Authority applicable to the Company or any Restricted Subsidiary.

         Section 5.7. Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes.

         Section 5.8. Litigation; Observance of Agreements, Statutes and Orders.
(a) There are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Restricted Subsidiary or any property of the Company or any Restricted Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         (b) Neither the Company nor any Restricted Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         Section 5.9. Taxes. The Company and its Restricted Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Restricted Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Restricted Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate.

        Section 5.10. Title to Property; Leases. The Company and its Restricted Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Restricted Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens that individually or in the aggregate would have a Material Adverse Effect. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

        Section 5.11.    Licenses, Permits, Etc.  Except as disclosed in
Schedule 5.11,

                   (a) the Company and its Restricted Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

                   (b) to the best knowledge of the Company, no product of the Company or any of its Restricted Subsidiaries infringes in any material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

                   (c) to the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Restricted Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Company or any of its Restricted Subsidiaries.

        Section 5.12. Compliance with ERISA. (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

         (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term "benefit liabilities" has the meaning specified in Section 4001 of ERISA and the terms "current value" and "present value" have the meanings specified in Section 3 of ERISA.

         (c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under
Section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

         (d) The expected post-retirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by Section 4980B of the Code) of the Company and its Restricted Subsidiaries is not Material.

         (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of each Purchaser's representation in Section
6.2 as to the sources of the funds to be used to pay the purchase price of the Notes to be purchased by such Purchaser.

        Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 40 other institutional investors, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of
Section 5 of the Securities Act.

        Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Notes as set forth in Schedule 5.14. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 0% of the value of the consolidated assets of the Company and its Restricted Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 0% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

        Section 5.15. Existing Indebtedness; Future Liens. (a) Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Restricted Subsidiaries as of January 31, 2000, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Restricted Subsidiaries. Neither the Company nor any Restricted Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Restricted Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Restricted Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

         (b) Except as disclosed in Schedule 5.15, neither the Company nor any Restricted Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by
Section 10.4.

        Section 5.16. Foreign Assets Control Regulations, Etc. Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

        Section 5.17. Status under Certain Statutes. Neither the Company nor any Restricted Subsidiary is an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, or is subject to regulation under the Public Utility Holding Company Act of 1935, as amended, the ICC Termination Act of 1995, as amended, or the Federal Power Act, as amended.

        Section 5.18. Environmental Matters. Neither the Company nor any Restricted Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Restricted Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to each Purchaser in writing:

                   (a) neither the Company nor any Restricted Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

                   (b) neither the Company nor any of its Restricted Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them or has disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

                   (c) all buildings on all real properties now owned, leased or operated by the Company or any of its Restricted Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

SECTION 6.           REPRESENTATIONS OF THE PURCHASER.

         Section 6.1.  Purchase for Investment.  Each Purchaser  represents that
(a) it is purchasing the Notes for its own account or for one or more separate accounts maintained by it or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of such Purchaser's or such pension or trust funds' property shall at all times be within such Purchaser's or such pension or trust funds' control, and (b) it is an "accredited investor" within the meaning of Rule 501 of Regulation D of the Securities Act. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

         Section 6.2. Source of Funds. Each Purchaser represents that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by it to pay the purchase price of the Notes to be purchased by it hereunder:

                   (a) the Source is an "insurance company general account" within the meaning of Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 (issued July 12, 1995) and there is no employee benefit plan, treating as a single plan, all plans maintained by the same employer or employee organization, with respect to which the amount of the general account reserves and liabilities for all contracts held by or on behalf of such plan, exceeds ten percent (10%) of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the NAIC Annual Statement for such Purchaser most recently filed with such Purchaser's state of domicile; or

                   (b) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as such Purchaser has disclosed to the Company in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

                   (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of
         Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (c); or

                   (d)     the Source is a governmental plan; or

                   (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (e);

                   (f) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA; or

                   (g) the Source is an insurance company separate account maintained solely in connection with the fixed contractual obligations of the insurance company under which the amounts payable, or credited, to any employee benefit plan (or its related trust) and to any participant or beneficiary of such plan (including any annuitant) are not affected in any manner by the investment performance of the separate account.

If any Purchaser or any subsequent transferee of the Notes indicates that such Purchaser or such transferee is relying on any representation contained in paragraph (b), (c) or (e) above, the Company shall deliver on the date of Closing or on the date of transfer, as applicable, a certificate, which shall state whether (i) it is a party in interest or a "disqualified person" (as defined in Section 4975(e)(2) of the Code), with respect to any plan identified pursuant to paragraphs (b) or (e) above, or (ii) with respect to any plan, identified pursuant to paragraph (c) above, whether it or any "affiliate" (as defined in Section V(c) of the QPAM Exemption) has at such time, and during the immediately preceding one year, exercised the authority to appoint or terminate said QPAM as manager of any plan identified in writing pursuant to paragraph (c) above or to negotiate the terms of said QPAM's management agreement on behalf of any such identified plan. As used in this Section 6.2, the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

SECTION 7.           INFORMATION AS TO COMPANY; STATUS OF SUBSIDIARIES.

         Section 7.1. Financial and Business Information. The Company shall deliver to each holder of Notes that is an Institutional Investor:

                   (a) Quarterly Statements -- within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

                            (i)     an unaudited  consolidated  balance sheet
of the Company and its Restricted Subsidiaries as at the end of such quarter,and

                           (ii) unaudited consolidated statements of income, changes in partners' equity and cash flows of the Company and its Restricted Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from normal, recurring year-end adjustments, provided that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

                   (b) Annual Statements-- within 120 days after the end of each fiscal year of the Company, duplicate copies of,

                            (i)     a consolidated balance sheet of the Company
and its Restricted Subsidiaries,  as at the end of such year, and

                           (ii) consolidated statements of income, changes in partners' equity and cash flows of the Company and its Restricted Subsidiaries, for such year,

         setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by

                            (A) an  opinion  thereon  of  independent  certified
                  public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

                            (B) a certificate of such  accountants  stating that
                  they have reviewed this Agreement and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Default or Event of Default unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit), provided that the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and
         Exchange Commission, together with the accountant's certificate described in clause (B) above, shall be deemed to satisfy the requirements of this Section 7.1(b);

                   (c) SEC and Other Reports -- promptly upon their becoming available, one copy of each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Restricted Subsidiary with the Securities and Exchange Commission and of all press releases and other statements made available generally by the Company or any Restricted Subsidiary to the public concerning developments that are Material;

                   (d) Notice of Default or Event of Default -- promptly, and in any event within five Business Days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

                   (e) ERISA Matters -- promptly, and in any event within five Business Days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

                            (i) with respect to any Plan, any reportable  event,
                  as defined in section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

                           (ii) the taking by the PBGC of steps to institute, or
                  the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                          (iii) any event,  transaction  or condition that could
                  result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

                   (f) Notices from Governmental Authority -- promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Restricted Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and

                   (g) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Restricted Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes, including, without limitation, Form 8-K to be filed with the Securities and Exchange Commission which shall include the audited financial statements of Thermogas L.L.C. when available.

         Section 7.2. Officer's Certificate. Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

                   (a) Covenant Compliance -- the information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Section 10.1 through
         Section 10.8 hereof, inclusive, and Section 10.11 hereof, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

                   (b) Event of Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Restricted Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Restricted Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

         Section 7.3. Inspection. The Company shall permit the representatives of each holder of Notes that is an Institutional
Investor:

                   (a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Restricted Subsidiaries with the Company's officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Restricted Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

                   (b) Default -- if a Default or Event of Default then exists, at the expense of the Company, to visit and inspect any of the offices or properties of the Company or any Restricted Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Restricted Subsidiaries), all at such times and as often as may be requested.

         Section 7.4. Change in Status of Subsidiaries. (a) So long as no Default or Event of Default shall have occurred and be continuing, the Company may at any time and from time to time, upon not less than 30 days' prior written notice given to each Holder, designate a previously Restricted Subsidiary as an Unrestricted Subsidiary or a previously Unrestricted Subsidiary (including a new Subsidiary designated on the date of its formation or acquisition) which satisfies the requirements of clauses (i), (ii) and (iii) of the definition of "Restricted Subsidiary" as a Restricted Subsidiary, provided that immediately after such designation and after giving effect thereto no Default or Event of Default shall have occurred and be continuing, and provided further that after such designation the status of such Subsidiary had not been changed more than twice.

         (b) Any notice of designation pursuant to this Section 7.4 shall be accompanied by a certificate signed by a Responsible Officer of the Company stating that the provisions of this Section 7.4 have been complied with in connection with such designation and setting forth the name of each other
Subsidiary (if any) which has or will become a Restricted Subsidiary or an Unrestricted Subsidiary, as the case may be, as a result of such designation.

SECTION 8.           MATURITY; PREPAYMENT OF THE NOTES.

         Section 8.1. Prepayments. The entire outstanding principal amount of the Series A Notes shall be due on August 1, 2006, the entire outstanding principal amount of the Series B Notes shall be due on August 1, 2007 and the entire outstanding principal amount of the Series C Notes shall be due on August 1, 2009. Except as set forth in Section 8.2, the Notes may not be prepaid prior to maturity at the option of the Company.

         Section 8.2. Optional Prepayments with Make-Whole Amount. The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes of any series, in an amount not less than $5,000,000 in the case of a partial prepayment of any series, at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes of any series being prepaid written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes of such series to be prepaid on such date, the principal amount of each Note of such series held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

         Section 8.3. Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes of any series, the principal amount of the Notes of such series to be prepaid shall be allocated among all of the Notes of such series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

         Section 8.4. Maturity; Surrender, Etc. In the case of each prepayment of Notes of any series pursuant to this Section 8, the principal amount of each Note of such series to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

         Section 8.5. Purchase of Notes. The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement, and the Notes. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

         Section 8.6. Make-Whole Amount. The term "Make-Whole Amount" means, with respect to a Note of any Series, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

                  "Called Principal" means, with respect to a Note of any Series, the principal of such Note that is to be prepaid pursuant to
         Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

                  "Discounted Value" means, with respect to the Called Principal of a Note of any Series, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes of such Series is payable) equal to the Reinvestment Yield with respect to such Called Principal.

                  "Reinvestment Yield" means, with respect to the Called Principal of a Note of any Series, 0.50% over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page PX-1" on the Bloomberg Financial Markets Services Screen (or such other display as may replace Page PX-1 on the Bloomberg Financial Markets Services Screen) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15
         (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and
         (2) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life.

                  "Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

                  "Remaining Scheduled Payments" means, with respect to the Called Principal of a Note of any Series, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes of such Series, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

                  "Settlement Date" means, with respect to the Called Principal of a Note of any Series, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

SECTION 9.           AFFIRMATIVE COVENANTS.

         The Company covenants that so long as any of the Notes are outstanding:

         Section 9.1. Compliance with Law. The Company will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         Section 9.2. Insurance. The Company will, and will cause each of its Restricted Subsidiaries to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated and consistent with the existing practice of the Company and its Restricted Subsidiaries as of the date hereof.

         Section 9.3. Maintenance of Properties. The Company will, and will cause each of its Restricted Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Restricted Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         Section 9.4. Payment of Taxes. The Company will, and will cause each of its Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary need pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

         Section 9.5. Partnership Existence, Etc. The Company will at all times preserve its existence and its status as a partnership and keep in full force and effect its partnership existence and its status as a partnership not taxable as a corporation for U.S. federal income tax purposes. Subject to Sections 10.7 and 10.8, the Company will at all times preserve and keep in full force and effect the corporate or partnership existence, as the case may be, of each of its Restricted Subsidiaries (unless merged into the Company or a Restricted Subsidiary) and all rights and franchises of the Company and its Restricted Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate or partnership existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

         Section 9.6. Ranking. The Company will ensure that, at all times, all liabilities of the Company under the Notes will rank in right of payment either pari passu or senior to all other Debt of the Company except for Debt which is preferred as a result of being secured as permitted by Section 10.4 (but then only to the extent of such security).

SECTION 10.          NEGATIVE COVENANTS.

         The Company covenants that so long as any of the Notes are outstanding:

        Section 10.1. Incurrence of Debt. The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume, guarantee, or otherwise become directly or indirectly liable with respect to, any Debt, other than:

                   (a)     Debt evidenced by the Notes;

                   (b) Debt of the Company and its Restricted Subsidiaries outstanding on the date of the Closing and disclosed in Schedule 5.15 (other than Debt of the Company under the Credit Agreement or under the MLP Note Guaranty referred to in Section 10.2), and any extensions, refundings, renewals and refinancings (collectively, a "Refinancing") thereof, provided that (i) the principal amount of the Debt resulting from such Refinancing shall not exceed the outstanding principal amount of such Debt being Refinanced, together with any accrued interest and premium with respect thereto and any and all costs and expenses related to such Refinancing, (ii) the maturity date of the Debt resulting from such Refinancing shall not be earlier than the maturity date of the Debt being Refinanced, (iii) the average life to maturity of the Debt resulting from such Refinancing shall not be less than the average life to maturity of the Debt being Refinanced and (iv) no Default or Event of Default exists at the time of such Refinancing;

                   (c) Debt of the Company and its Restricted Subsidiaries if on the date the Company or such Restricted Subsidiary becomes liable with respect to any such Debt and immediately after giving effect thereto and the concurrent retirement of any other Debt:

                            (i)     no Default or Event of Default exists; and

                           (ii)  any such  Debt of a  Restricted  Subsidiary  is
permitted pursuant to Section 10.3; and

                          (iii) the ratio of Consolidated Cash Flow for the period of four consecutive fiscal quarters ending on, or most recently ended prior to, such date to Consolidated Interest Expense is not less than 2.25 to 1;

                           (iv) the ratio of  Consolidated  Debt to Consolidated
                  Cash Flow for the period of four consecutive fiscal quarters ending on, or most recently ended prior to, such date is not greater than 5.00 to 1;

                            (v) the ratio of Adjusted  Consolidated Cash Flow to
                  Adjusted Consolidated Interest Expense for the period of four consecutive fiscal quarters ending on, or most recently ended prior to, such date is not less than 2.15 to 1; and

                           (vi) the ratio of Adjusted Consolidated Debt to Adjusted Consolidated Cash Flow for the period of four consecutive fiscal quarters ending on, or most recently ended prior to, such date is not greater than (a) 5.40 to 1 if such date is on or prior to April 30, 2001, or (b) 5.25 to 1 if such date is after April 30, 2001;

                   (d) Debt of the Company and its Restricted Subsidiaries incurred under a Working Capital Facility if, on the date the Company or such Restricted Subsidiary becomes liable with respect to any such Debt and immediately after giving effect thereto and the concurrent retirement of any other such Debt, the Debt outstanding thereunder will not exceed Consolidated Cash Flow for the period of four consecutive fiscal quarters ending on, or most recently ended prior to, such date, provided that there shall have been during the immediately preceding four consecutive fiscal quarters a period of at least 30 consecutive days on each of which the Company and its Restricted Subsidiaries would have been permitted to (but did not) incur on such day under Section 10.1(c) (without reference to the condition stated in clause (i) thereof) Debt in the amount of the average daily balance of Debt outstanding under the Working Capital Facility for such 30-day period, provided further that any such Debt of a Restricted Subsidiary is permitted pursuant to Section 10.3;

                   (e) Subordinated Debt of the Company if on the date the Company becomes liable with respect to any such Subordinated Debt and immediately after giving effect thereto and the concurrent retirement of any other Debt, the aggregate amount of all outstanding Subordinated Debt of the Company shall not exceed $50,000,000;

                   (f) Debt of the Company and its Restricted Subsidiaries to a seller of assets or shares purchased by the Company or any Restricted Subsidiary if on the date the Company becomes liable with respect to any such Debt and immediately after giving effect thereto and the concurrent retirement of any other Debt, the aggregate amount of all outstanding Debt of the Company to all such sellers of assets or shares shall not exceed $60,000,000, provided that the agreement or instrument pursuant to which such Debt is incurred (i) contains no financial covenants more restrictive on the Company or its Restricted Subsidiaries than those contained in this Agreement and (ii) contains no events of default (other than in respect of payment of principal and interest on such Debt and in respect of the accuracy of representations and warranties made by the Company or its Restricted Subsidiaries thereunder) which are capable of occurring prior to the occurrence of any Event of Default, and provided, further, that any such Debt of a Restricted Subsidiary is permitted pursuant to Section 10.3; and

                   (g) Debt of the Company under the "Facility B Commitments" or the "Facility C Commitments" pursuant to the Credit Agreement if on the date the Company becomes liable with respect to any such Debt and immediately after giving effect thereto and the concurrent retirement of any other Debt, the incurrence of such Debt would be permitted under
         Section 10.1(c) and any Refinancing thereof, provided that (i) the principal amount of the Debt resulting from such Refinancing shall not exceed the outstanding principal amount of such Debt being Refinanced, together with any accrued interest and premium with respect thereto and any and all costs and expenses related to such Refinancing, (ii) the maturity date of the Debt resulting from such Refinancing shall not be earlier than the maturity date of the Debt being Refinanced, (iii) the average life to maturity of the Debt resulting from such Refinancing shall not be less than the average life to maturity of the Debt being Refinanced, and (iv) the other terms applicable to the Debt resulting from such Refinancing shall not be more onerous to the Company than the terms applicable to the Debt being Refinanced, provided further that the aggregate amount of all such Debt of the Company permitted by this clause (g) shall not exceed $75,000,000.

For the purposes of this Section 10.1, any Person becoming a Restricted Subsidiary after the date hereof shall be deemed, at the time it becomes a Restricted Subsidiary, to have incurred all of its then outstanding Debt, and any Person Refinancing any Debt shall be deemed to have incurred such Debt at the time of such Refinancing.

        Section 10.2. Guaranty of MLP Notes. The Company will not permit the Guaranty executed in favor of the holders of the 9-3/8% Senior Secured Notes, due 2006 (the "MLP Senior Notes") issued by Ferrellgas Partners, L.P. (the "MLP Notes Guaranty") to become effective pursuant to the terms thereof as long as any obligations, indebtedness or otherwise, of the Company are outstanding under the Notes. Accordingly, the earliest date that the Subsidiary Guaranty Effectiveness Date (as defined in the Indenture pursuant to which the MLP Senior Notes were issued) can occur is 91 days following the indefeasible discharge in full of all of the obligations of the Company under the Notes and this Agreement.

        Section 10.3. Restricted Subsidiary Debt. The Company will not at any time permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume, guarantee, have outstanding, or otherwise become or remain directly or indirectly liable with respect to, any Debt other than:

                   (a) Debt of a Restricted Subsidiary permitted pursuant to Section 10.1(b);

                   (b) Debt of a Restricted Subsidiary to the Company or a Wholly-Owned Restricted Subsidiary;

                   (c) secured Debt of a Restricted Subsidiary secured by Liens permitted by Section 10.4(h), and any Refinancing thereof, provided that (i) the principal amount of the Debt resulting from such Refinancing shall not exceed the outstanding principal amount of such Debt being Refinanced, together with any accrued interest and premium with respect thereto and any and all costs and expenses related to such Refinancing, (ii) the maturity date of the Debt resulting from such Refinancing shall not be earlier than the maturity date of the Debt being Refinanced, (iii) the average life to maturity of the Debt resulting from such Refinancing shall not be less than the average life to maturity of the Debt being Refinanced and (iv) no Default or Event of Default exists at the time of such Refinancing;

                   (d) Debt of a Restricted Subsidiary in addition to that otherwise permitted by the foregoing provisions of this Section 10.3, provided that on the date the Restricted Subsidiary incurs or otherwise becomes liable with respect to any such additional Debt and immediately after giving effect thereto and the concurrent retirement of any other Debt,

                            (i)     no Default or Event of Default exists, and

                           (ii)   Priority   Debt  does  not  exceed   12.5%  of
Consolidated Assets.

         For the purposes of this Section 10.3, any Person becoming a Restricted Subsidiary after the date hereof shall be deemed, at the time it becomes a Restricted Subsidiary, to have incurred all of its then outstanding Debt, and any Person Refinancing any Debt shall be deemed to have incurred such Debt at the time of such Refinancing. Also for purposes of this Section 10.3, the Debt of any Restricted Subsidiary to any Wholly-Owned Restricted Subsidiary the shares of which are sold by the Company pursuant to Section 10.8(c)(1)(B) shall be deemed to have been incurred at the time of such sale.

        Section 10.4. Liens. The Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Company or any such Restricted Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom, or assign or otherwise convey any right to receive income or profits, except:

                   (a) Liens for property taxes, assessments or other governmental charges which are not yet due and payable;

                   (b) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other similar Liens, in each case, incurred in the ordinary course of business for sums not yet due and payable;

                   (c) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business (i) in connection with workers' compensation, unemployment insurance and other types of social security or retirement benefits, or (ii) to secure (or to obtain letters of credit that secure) the performance of tenders, statutory obligations, surety bonds, appeal bonds, bids, leases (other than Capital Leases), performance bonds, purchase, construction or sales contracts and other similar obligations, in each case not incurred or made in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property;

                   (d) any attachment or judgment Lien, unless the judgment it secures shall not, within 60 days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within 60 days after the expiration of any such stay;

                   (e) leases or subleases granted to others, easements, rights-of-way, restrictions and other similar charges or encumbrances, in each case incidental to, and not interfering with, the ordinary conduct of the business of the Company or any of its Restricted
         Subsidiaries, provided that such Liens do not, in the aggregate, materially detract from the value of such property or impair the use of such property;

                   (f) Liens on property or assets of the Company or any of its Restricted Subsidiaries securing Debt owing to the Company or to a Wholly-Owned Restricted Subsidiary;

                   (g) Liens existing on the date of the Closing and securing the Debt of the Company and its Restricted Subsidiaries shown as having "Security" pledged on Schedule 5.15;

                   (h) any Lien created to secure all or any part of the purchase price, or to secure Debt incurred or assumed to pay all or any part of the purchase price or cost of construction, of property (or any improvement thereon) acquired or constructed by the Company or a Restricted Subsidiary after the date of the Closing, provided that

                            (i) any such Lien shall extend solely to the item or
                  items of such property (or improvement thereon) so acquired or constructed,

                           (ii) the principal  amount of the Debt secured by any
                  such Lien shall at no time exceed an amount equal to the lesser of (A) the cost to the Company or such Restricted Subsidiary of the property (or improvement thereon) so acquired or constructed and (B) the Fair Market Value (as determined in good faith by the board of directors of the General Partner) of such property (or improvement thereon) at the time of such acquisition or construction, and

                          (iii) any such Lien shall be created contemporaneously
                  with,   or  within  270  days  after,   the   acquisition   or
                  construction of such property;

                   (i) Liens on property or assets of any Restricted Subsidiary securing Indebtedness owing to the Company or to a
         Wholly-Owned Restricted Subsidiary;

                   (j) any Lien existing on property of a Person immediately prior to its being consolidated with or merged into the Company or a Restricted Subsidiary, or any Lien existing on any property acquired by the Company or any Restricted Subsidiary at the time such property is so acquired (whether or not the Debt secured thereby shall have been assumed), provided that (i) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such acquisition of property, and (ii) each such Lien shall extend solely to the item or items of property so acquired;

                   (k) Liens on personal property leased under leases (including Synthetic Leases) entered into by the Company which are accounted for as operating leases in accordance with GAAP;

                   (l) any Lien renewing, extending or refunding any Lien permitted by paragraphs (g), (h) or (j) of this Section 10.4, provided that (i) the principal amount of Debt secured by such Lien immediately prior to such extension, renewal or refunding is not increased or the maturity thereof reduced, (ii) such Lien is not extended to any other property, and (iii) immediately after such extension, renewal or refunding no Default or Event of Default would exist; and

                   (m) other Liens securing Debt not otherwise permitted by paragraphs (a) through (l), provided that on the date any such Lien is created, incurred or assumed and immediately after giving effect to the incurrence of any related Debt and the concurrent retirement of any other Debt, Priority Debt does not exceed 12.5% of Consolidated Assets.

For the purposes of this Section 10.4, any Person becoming a Restricted Subsidiary after the date of this Agreement shall be deemed to have incurred all of its then outstanding Liens at the time it becomes a Restricted Subsidiary, and any Person Refinancing any Debt secured by any Lien shall be deemed to have incurred such Lien at the time of such Refinancing.

        Section 10.5.    Restricted Payments.

         (a) Limitation. The Company will not, and will not permit any of its Restricted Subsidiaries to, at any time, declare or make, or incur any liability to declare or make, any Restricted Payment provided that the Company may make one Restricted Payment in each fiscal quarter if:

                   (i) the amount of such Restricted Payment would not exceed the sum of

                            (A)     Available Cash for the immediately preceding
 fiscal quarter, plus

                            (B) the  lesser of (1) the  amount of any  Available
                  Cash for the first 45 days of such fiscal quarter, and (2) the excess of the aggregate amount of Debt that the Company could have incurred under the Working Capital Facility pursuant to
                  Section 10.1(d) over the actual amount of loans outstanding thereunder at the end of the immediately preceding fiscal quarter;

                  (ii) the ratio of Adjusted Consolidated Cash Flow for the period of eight consecutive fiscal quarters ending on, or most recently ended prior to, such time to Adjusted Consolidated Interest Expense for such period is greater than 2.0 to 1; and

                 (iii)     no Default or Event of Default would exist;

provided, further, that the Company may declare or order, and make, pay or set apart a Restricted Payment out of the Restricted Payment Reserve if at such time
(I) no Default or Event of Default exists, and (II) the ratio of Adjusted Consolidated Cash Flow for the period of eight consecutive fiscal quarters ending on, or most recently ended prior to, such time to Adjusted Consolidated Interest Expense for such period is greater than 1.25 to 1. For purposes of this
Section 10.5, "Restricted Payment Reserve" means, as of the date of determination, the excess of the cumulative amount, if any, of Restricted Payment Contributions generated each prior fiscal year commencing with the fiscal year ended July 31, 1999 over the cumulative amount of all Restricted Payments previously made from the Restricted Payment Reserve, and "Restricted Payment Contribution" means an amount equal to the excess of (x) Consolidated Cash Flow for a fiscal year, over (y) the sum of (I) consolidated cash interest expense of the Company and its Restricted Subsidiaries during such fiscal year, plus (II) Maintenance Capital Expenditures incurred by the Company during such fiscal year, plus (III) the cumulative amount of Restricted Payments made during such fiscal year.

         (b) Time of Payment. The Company will not, nor will it permit any of its Subsidiaries to, authorize a Restricted Payment that is not payable within 60 days of authorization.

        Section 10.6. Restrictions on Dividends of Subsidiaries, Etc. The Company will not, and will not permit any of its Restricted Subsidiaries to, enter into any agreement which would restrict any Restricted Subsidiary's ability or right to pay dividends to, or make advances to or Investments in, the Company or, if such Restricted Subsidiary is not directly owned by the Company, the "parent" Subsidiary of such Restricted Subsidiary.

        Section 10.7. Mergers and Consolidations. The Company will not, and will not permit any Restricted Subsidiary to, consolidate with or be a party to a merger with any other Person or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person; provided, however, that:

                   (a) any Restricted Subsidiary may merge or consolidate with or into the Company or any Wholly-Owned Restricted Subsidiary so long as in any merger or consolidation involving the Company, the Company shall be the surviving or continuing corporation; and

                   (b) the  Company  may  consolidate  or merge  with any  other
         Person if (i) the surviving entity is a solvent partnership or corporation organized and existing under the laws of the United States of America or any State thereof, (ii) the surviving entity expressly assumes in writing the Company's obligations under the Notes and this Agreement, (iii) at the time of such consolidation or merger, and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing, and (iv) the surviving entity would be permitted by the provisions of Section 10.1(c) hereof to incur at least $1.00 of additional Debt owing to a Person other than a Restricted Subsidiary of the surviving entity.

        Section 10.8. Sale of Assets; Sale of Stock. (a) The Company will not, and will not permit any Restricted Subsidiary to, sell, lease, transfer, abandon or otherwise dispose of assets (except assets sold for fair market value (x) in the ordinary course of business or (y) in a Sale and Leaseback Transaction within 90 days following the acquisition or construction thereof); provided that the foregoing restrictions do not apply to:

                   (1) the sale, lease, transfer or other disposition of assets of a Restricted Subsidiary to the Company or a Wholly-Owned Restricted Subsidiary;

                   (2) the sale of assets for cash or other property to a Person or Persons if all of the following conditions are met:

                            (i) such  assets  (valued  at net book  value at the
                  time of such sale) do not, together with all other assets of the Company and its Restricted Subsidiaries previously disposed of (valued at net book value at the time of such disposition) (other than in the ordinary course of business or in a Sale and Leaseback Transaction within 90 days following the acquisition or construction thereof) during the same fiscal year exceed 10% of Consolidated Assets (which Consolidated Assets shall be determined as of the last day of the fiscal year ending on, or most recently ended prior to, such sale); and

                           (ii) in the opinion of the board of  directors of the
                  General Partner, the sale is for Fair Market Value and is in the best interests of the Company.

         provided, however, that for purposes of the foregoing calculation, there shall not be included any assets the proceeds of which were or are applied within 180 days of the date of sale of such assets to either (A) the acquisition of fixed assets useful and intended to be used in the operation of the business of the Company and its Restricted Subsidiaries within the limitations of Section 10.9 and having a Fair Market Value (as determined in good faith by the board of directors of the General Partner) at least equal to that of the assets so disposed of, or (B) the prepayment at any applicable prepayment premium, of Senior Funded Debt selected by the Company of the Company or such Restricted Subsidiary that sold such assets. It is understood and agreed by the Company that any such proceeds paid and applied to the prepayment of the Notes as hereinabove provided shall be prepaid as and to the extent provided in Section 8.2.

If any Restricted Subsidiary is designated as an Unrestricted Subsidiary pursuant to Section 7.4, the total amount of property of such Restricted Subsidiary shall be deemed to be sold for purposes of this Section 10.8 at such time.

         (b) The Company will not permit any Restricted Subsidiary to issue or sell any shares of stock of any class (including as "stock" for the purposes of this Section 10.8, any warrants, rights or options to purchase or otherwise acquire stock or other Securities exchangeable for or convertible into stock) of such Restricted Subsidiary to any Person other than the Company or a Wholly-Owned Restricted Subsidiary, except for the purpose of qualifying directors, or except in satisfaction of the validly pre-existing preemptive rights of minority stockholders in connection with the simultaneous issuance of stock to the Company and/or a Restricted Subsidiary whereby the Company and/or such Restricted Subsidiary maintain their same proportionate interest in such Restricted Subsidiary.

         (c) The Company will not sell, transfer or otherwise dispose of any shares of stock of any Restricted Subsidiary (except to qualify directors) or any Debt of any Restricted Subsidiary, and will not permit any Restricted Subsidiary to sell, transfer or otherwise dispose of (except to the Company or a Wholly-Owned Restricted Subsidiary) any shares of stock or any Debt of any other Restricted Subsidiary, unless:

                   (1)     either

                            (A) in the case of such a sale, transfer or disposition of shares of stock or Debt, simultaneously with such sale, transfer, or disposition, all shares of stock and all Debt of such Restricted Subsidiary at the time owned by the Company and by every other Restricted Subsidiary shall be sold, transferred or disposed of as an entirety, and the Restricted Subsidiary being disposed of shall not have any continuing investment in the Company or any other Restricted Subsidiary not being simultaneously disposed of; or

                            (B) in the case of such a sale, transfer or disposition of shares of stock, at the time of such sale, transfer or disposition and after giving effect thereto, (i) no Default or Event of Default exists, and (ii) the minority interests in the Restricted Subsidiary the shares of which are being disposed of, after giving effect to such sale, transfer or disposition, would not exceed 20%;

                   (2) said shares of stock and Debt are sold, transferred or otherwise disposed of to a Person, for a cash consideration and on terms reasonably deemed by the board of directors of the General Partner to be adequate and satisfactory; and

                   (3) such sale or other disposition is permitted by Section 10.8(a).

        Section 10.9. Nature of Business. Neither the Company nor any Restricted Subsidiary will engage in any business if, as a result thereof, the Company and its Restricted Subsidiaries would not be principally and predominantly engaged in the business of retail and wholesale propane sales and purchases of inventory, operation of related propane distribution networks and storage facilities and the acquisitions, operations and maintenance of such facilities.

       Section 10.10. Transactions with Affiliates. The Company will not and will not permit any Restricted Subsidiary to enter into directly or indirectly any transaction or group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate, except in the ordinary course and pursuant to the reasonable requirements of the Company's or such Restricted Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Restricted Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

       Section 10.11.  Certain  Refinancings.  Notwithstanding the provisions of
Section 10.1 or 10.3, the Company will not, and will not permit any Restricted Subsidiary to, incur any Debt for the purpose of refinancing the Debt of Ferrellgas Partners, L.P., a Delaware limited partnership and the limited partner of the Company, or any other entity owning an equity interest in the Company, provided that the Company may incur Debt for the purpose of refinancing the Debt of Ferrellgas Partners, L.P. so long as it is a limited partner in the Company and so long as such incurrence is:

                   (a)     otherwise permitted by the provisions of Section
10.1; and

                   (b) after giving effect to the issuance of such Debt and the concurrent issuance or retirement of any other Debt, no Default or Event of Default exists and either:

                            (i) either Fitch IBCA,  Inc.  shall have  assigned a
                  rating of at least BBB- to the Notes, or Standard & Poor's Ratings Group, a division of McGraw Hill, shall have assigned a rating of at least BBB- to the Notes or Moody's Investors Service, Inc. shall have assigned a rating of at least Baa3 to the Notes; or

                           (ii) (A) the ratio of Consolidated  Cash Flow for the
                  period of four consecutive fiscal quarters ending on, or most recently ended prior to, the date of issuance of such Debt to Consolidated Interest Expense is not less than 2.75 to 1; and
                  (B) the ratio of Consolidated Debt to Consolidated Cash Flow for the period of four consecutive fiscal quarters ending on, or most recently ended prior to, such date is not greater than
                  4.50 to 1.

SECTION 11.          EVENTS OF DEFAULT.

         An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

                   (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

                   (b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

                   (c) the Company defaults in the performance of or compliance with any term contained in Section 7.1(d) or
         Section 10; or

                   (d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (d) of Section 11); or

                   (e) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

                   (f) (i) the Company or any Restricted Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $10,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Restricted Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $10,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), (x) the Company or any Restricted Subsidiary has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $10,000,000, or (y) one or more Persons have the right to require the Company or any Restricted Subsidiary so to purchase or repay such Indebtedness; or

                   (g) the Company, the General Partner or any Restricted Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes action for the purpose of any of the foregoing; or

                   (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company, the General Partner or any Subsidiary of the Company, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company, the General Partner or any Subsidiary of the Company, or any such petition shall be filed against the Company, the General Partner or any Subsidiary of the Company and such petition shall not be dismissed or appointment discharged within 120 days; or

                   (i) a final judgment or judgments for the payment of money aggregating in excess of $10,000,000 are rendered against one or more of the Company and its Restricted Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

                   (j) If (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under Section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under Section 4042 of ERISA to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of Section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $10,000,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Restricted Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Restricted Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.

As used in Section 11(j), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

SECTION 12.          REMEDIES ON DEFAULT, ETC.

        Section 12.1. Acceleration. (a) If an Event of Default with respect to the Company or the General Partner described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

         (b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 33-1/3% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

         (c) If any  Event  of  Default  described  in  paragraph  (a) or (b) of
Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

         Upon any Note's becoming due and payable under this Section 12.1, whether automatically or by declaration, such Note will forthwith mature and the entire unpaid principal amount of such Note, plus (i) all accrued and unpaid interest thereon and (ii) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

        Section 12.2. Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

        Section 12.3. Rescission. At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the holders of not less than 51% in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section
12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

        Section 12.4. No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

SECTION 13.          REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

        Section 13.1. Registration of Notes. The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes of each series.

        Section 13.2. Transfer and Exchange of Notes. Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or its attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) of the same series in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of the series of Notes being surrendered as set forth in Exhibit 1-A, 1-B, and 1-C, as the case may be. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

        Section 13.3. Replacement of Notes. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

                   (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

                   (b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same series as such lost, stolen, destroyed or mutilated Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 14.          PAYMENTS ON NOTES.

        Section 14.1. Place of Payment. Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in Liberty, Missouri at the principal office of the Company in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

        Section 14.2. Home Office Payment. So long as any Purchaser or such Purchaser's nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose for such Purchaser on Schedule A, or by such other method or at such other address as such Purchaser shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by any Purchaser or such Purchaser's nominee such Purchaser will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section
13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by any Purchaser under this Agreement and that has made the same agreement relating to such Note as such Purchaser has made in this Section 14.2.

SECTION 15.          EXPENSES, ETC.

        Section 15.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys' fees of one special counsel and, if reasonably required, local or other counsel) incurred by the Purchasers or the holders of
Notes in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective). The Company will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by each Purchaser or holder of a Note in connection with enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, as well as the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save each Purchaser and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by such Purchaser or holder).

        Section  15.2.  Survival.  The  obligations  of the  Company  under this
Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

SECTION 16.        SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

         All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of such Purchaser or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between each Purchaser and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 17.          AMENDMENT AND WAIVER.

        Section 17.1. Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to any Purchaser unless consented to by such Purchaser in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes,
(ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

        Section 17.2.    Solicitation of Holders of Notes.

         (a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

         (b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof or of the Notes unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

        Section 17.3. Binding Effect, Etc. Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

        Section 17.4. Notes Held by Company, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

SECTION 18.          NOTICES.

         All notices and communications provided for hereunder shall be in writing and sent (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

                   (i) if to a Purchaser or such Purchaser's nominee, to such Purchaser or such Purchaser's nominee at the address specified for such communications for such Purchaser signature on Schedule A, or at such other address as such Purchaser or such Purchaser's nominee shall have specified to the Company in writing,

                  (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

                 (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of the Assistant Treasurer, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

SECTION 19.          REPRODUCTION OF DOCUMENTS.

         This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by each Purchaser at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to each Purchaser, may be reproduced by such Purchaser by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and such Purchaser may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Purchaser in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This
Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 20.          CONFIDENTIAL INFORMATION.

         For the purposes of this Section 20, "Confidential Information" means information delivered to any Purchaser by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified in writing when received by such Purchaser as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Purchaser prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Purchaser or any Person acting on such Purchaser's behalf, (c) otherwise becomes known to such Purchaser other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to such
Purchaser under Section 7.1 that are otherwise publicly available. Each Purchaser will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Purchaser in good faith to protect confidential information of third parties delivered to such Purchaser, provided that such Purchaser may deliver or disclose Confidential Information to (i) such Purchaser's directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by such Purchaser's Notes), (ii) such Purchaser's financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which such Purchaser sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which such Purchaser offers to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over such Purchaser, (vii) the National Association of
Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about such Purchaser's investment portfolio, or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, Rule, regulation or order applicable to such Purchaser, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which such Purchaser is a party or (z) if an Event of Default has occurred and is continuing, to the extent such Purchaser may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under such Purchaser's Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

SECTION 21.          SUBSTITUTION OF PURCHASER.

         Each Purchaser shall have the right to substitute any one of such Purchaser's Affiliates as the purchaser of the Notes that such Purchaser has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Purchaser's Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "Purchaser" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of such Purchaser. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to such Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "Purchaser" is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to such Purchaser, and such Purchaser shall have all the rights of an original holder of the Notes under this Agreement.

SECTION 22.          MISCELLANEOUS.

        Section 22.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

        Section 22.2. Payments Due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

        Section 22.3. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

        Section 22.4. Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

        Section 22.5. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

        Section 22.6. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                    * * * * *

         The execution hereof by the Purchasers shall constitute a contract among the Company and the Purchasers for the uses and purposes hereinabove set forth. This Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

                                Very truly yours,

                                FERRELLGAS, L.P.

By Ferrellgas, Inc., its general partner



By____________________________________________________
Its___________________________________________________

Accepted as of the first date written above:
                                                          [VARIATION]



By
Name:
Title:

                                   SCHEDULE A
                          (to Note Purchase Agreement)

                                                                         SERIES                     OF NOTES TO BE
                  NAME OF PURCHASERS                                   OF NOTES                       PURCHASED

THE NORTHWESTERN MUTUAL LIFE                                           Series A                          --
  INSURANCE COMPANY                                                    Series B                      $19,000,000
720 East Wisconsin Avenue                                              Series C                      $9,000,000
Milwaukee, Wisconsin  53202
Attention:  Securities Department
Telecopier Number:  (414) 299-7124


Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as Ferrellgas, L.P. and as to interest rate, security, description, maturity date, PPN, principal, premium or interest) to:

         Bankers Trust Company (ABA #0210-01033)
         16 Wall Street
         Insurance Unit, 4th Floor
         New York, New York  10005

         for credit to:  The Northwestern Mutual Life Insurance Company
         Account Number 00-000-027

Notices

     All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment to be addressed, Attention: Investment Operations, Fax Number: (414)
299-5714.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  39-0509570






                                                                                                  PRINCIPAL AMOUNT
                                                                        SERIES                     OF NOTES TO BE
                  NAME OF PURCHASERS                                   OF NOTES                       PURCHASED

THE NORTHWESTERN MUTUAL LIFE                                           Series A                          --
  INSURANCE COMPANY FOR ITS GROUP                                      Series B                      $1,000,000
  ANNUITY SEPARATE ACCOUNT                                             Series C                      $1,000,000
720 East Wisconsin Avenue
Milwaukee, Wisconsin  53202
Attention:  Securities Department
Telecopier Number:  (414) 299-7124

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as Ferrellgas, L.P. and as to interest rate, security, description, maturity date, PPN, principal, premium or interest) to:

         Bankers Trust Company
         ABA #0210-01033
         16 Wall Street
         Insurance Unit, 4th Floor
         New York, New York  10005

         for credit to: The Northwestern Mutual Life Insurance Company, for its Group Annuity Separate Account
         Account Number 00-000-027

Notices

     All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment to be addressed, Attention: Investment Operations, Fax Number: (414) 299-5714.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  39-0509570

                                                                         SERIES                     OF NOTES TO BE
                  NAME OF PURCHASERS                                   OF NOTES                       PURCHASED

PROVIDENT LIFE AND ACCIDENT                                            Series A                          --
  INSURANCE COMPANY                                                    Series B                          --
c/o Provident Investment Management, LLC                               Series C                      $10,000,000
One Fountain Square
Chattanooga, Tennessee  37402
Attention:  Private Placements
Telefacsimile:  (423) 755-1172
Confirmation:  (423) 755-3351

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

         CUDD & CO.
         c/o The Chase Manhattan Bank, N.A.
         New York, New York
         ABA #021-000-021
         SSG Private Income Processing
         A/C #900-9-000200
         For credit to:  Provident Life and Accident Insurance Company
         Custodial Account Number G06704

         Please reference: Issuer:  Ferrellgas, L.P.
                                    PPN:  31529# AC 7
                                    Coupon:
                                    Maturity:
                                    Principal=$__________
                                    Interest=$___________

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  CUDD & CO.

Taxpayer I.D. Number for CUDD & Co.:  13-6022143






                                                                                                  PRINCIPAL AMOUNT
                                                                        SERIES                     OF NOTES TO BE
                  NAME OF PURCHASERS                                   OF NOTES                       PURCHASED

UNUM LIFE INSURANCE COMPANY OF                                         Series C                      $10,000,000
  AMERICA
2211 Congress Street
Portland, Maine  04122-0590
Attention:  Bond Investment Division
Telefacsimile Number:  (207) 770-4000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

         CUDD & CO.
         c/o The Chase Manhattan Bank, N.A.
         New York, New York
         ABA #021-000-021
         SSG Private Income Processing
         A/C #900-9-000200
         Custodial Account Number G08287

         Please reference: Issuer:  Ferrellgas, L.P.
                                    PPN:  31529# AC 7
                                    Coupon:
                                    Maturity:
                                    Principal=$__________
                                    Interest=$___________

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  CUDD & CO.

Taxpayer I.D. Number for CUDD & Co.:  13-6022143






                                                                                                  PRINCIPAL AMOUNT
                                                                        SERIES                     OF NOTES TO BE
                  NAME OF PURCHASERS                                   OF NOTES                       PURCHASED

NATIONWIDE LIFE INSURANCE COMPANY                                      SERIES B                      $12,000,000
One Nationwide Plaza (1-33-07)
Columbus, Ohio  43215-2220
Attention:  Corporate Fixed-Income Securities

Payments

All notices of payment on or in respect of the Notes and written confirmation of each such payment to:

         The Bank of New York
         ABA #021-000-018
         BNF:  IOC566
         F/A/O Nationwide Life Insurance Company
         Attention:  P&I Department
         PPN 31529# AB 9
         Security Description:  ______________________

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to:

         Nationwide Life Insurance Company
         c/o The Bank of New York
         P. O. Box 19266
         Newark, New Jersey  07195
         Attention:  P&I Department

         With a copy to:

         Nationwide Life Insurance Company
         One Nationwide Plaza (1-32-05)
         Columbus, Ohio  43215-2220
         Attention:  Investment Accounting

All notices and communications other than those in respect to payments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  31-4156830




                                                                                                  PRINCIPAL AMOUNT
                                                                        SERIES                     OF NOTES TO BE
                  NAME OF PURCHASERS                                   OF NOTES                       PURCHASED

NATIONWIDE MUTUAL INSURANCE COMPANY                                    Series B                      $5,000,000
One Nationwide Plaza (1-33-07)
Columbus, Ohio  43215-2220
Attention:  Corporate Fixed-Income Securities

Payments

All notices of payment on or in respect of the Notes and written confirmation of each such payment to:

         The Bank of New York
         ABA #021-000-018
         BNF:  IOC566
         F/A/O Nationwide Mutual Insurance Company
         Attention:  P&I Department
         PPN  31529# AB 9
         Security Description:  ____________________

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to:

         Nationwide Mutual Insurance Company
         c/o The Bank of New York
         P. O. Box 19266
         Newark, New Jersey  07195
         Attention:  P&I Department

         With a copy to:

         Nationwide Mutual Insurance Company
         One Nationwide Plaza (1-32-05)
         Columbus, Ohio  43215-2220
         Attention:  Investment Accounting

All notices and communications other than those in respect to payments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  31-4177100




                                                                                                  PRINCIPAL AMOUNT
                                                                        SERIES                     OF NOTES TO BE
                  NAME OF PURCHASERS                                   OF NOTES                       PURCHASED

NATIONWIDE MUTUAL FIRE INSURANCE                                       Series B                      $3,000,000
  COMPANY
One Nationwide Plaza (1-33-07)
Columbus, Ohio  43215-2220
Attention:  Corporate Fixed-Income Securities

Payments

All notices of payment on or in respect of the Notes and written confirmation of each such payment to:

         The Bank of New York
         ABA #021-000-018
         BNF:  IOC566
         F/A/O Nationwide Mutual Fire Insurance Company
         Attention:  P&I Department
         PPN 31529# AB 9
         Security Description:  ________________

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to:

         Nationwide Mutual Fire Insurance Company
         c/o The Bank of New York
         P. O. Box 19266
         Newark, New Jersey  07195
         Attention:  P&I Department

         With a copy to:

         Nationwide Mutual Fire Insurance Company
         One Nationwide Plaza (1-32-05)
         Columbus, Ohio  43215-2220
         Attention:  Investment Accounting

All notices and communications other than those in respect to payments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  31-4177110




                                                                                                  PRINCIPAL AMOUNT
                                                                        SERIES                     OF NOTES TO BE
                  NAME OF PURCHASERS                                   OF NOTES                       PURCHASED

JEFFERSON-PILOT LIFE INSURANCE COMPANY                                 Series A                          --
P. O. Box 21008                                                        Series B                          --
Greensboro, North Carolina  27420                                      Series C                      $10,000,000
Attention:  Securities Administration - 3630
Telefacsimile:  (336) 691-3025
Overnight Mail Address:
100 North Greene Street
Greensboro, North Carolina  27401

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as Ferrellgas, L.P. and as to interest rate, security, description, maturity date, PPN 31529# AC 7, principal, interest or premium) to:

         Jefferson-Pilot Life Insurance Company
         c/o The Bank of New York
         ABA #021 000 018  BNF:  IOC566
         Attention:  P&I Department

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment, to be addressed to:

         Jefferson-Pilot Life Insurance Company
         c/o The Bank of New York
         P. O. Box 19266
         Newark, New Jersey  07195
         Attention:  P&I Department

with duplicate notice to Jefferson-Pilot Life Insurance Company at the address first provided above.

All notices and communications other than those in respect to payments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  56-0359860




                                                                                                  PRINCIPAL AMOUNT
                                                                        SERIES                     OF NOTES TO BE
                  NAME OF PURCHASERS                                   OF NOTES                       PURCHASED

ALEXANDER HAMILTON LIFE INSURANCE                                      Series A                          --
  COMPANY OF AMERICA                                                   Series B                      $10,000,000
P. O. Box 21008                                                        Series C                          --
Greensboro, North Carolina  27420
Attention:  Securities Administration - 3630
Telefacsimile:  (336) 691-3025
Overnight Mail Address:
100 North Greene Street
Greensboro, North Carolina  27401

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as Ferrellgas, L.P. and as to interest rate, security, description, maturity date, PPN 31529# AB 9, principal, interest or premium) to:

         Alexander Hamilton Life Insurance Company of America
         c/o The Bank of New York
         ABA #021 000 018  BNF:  IOC566
         Attention:  P&I Department

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment, to be addressed to:

         Alexander Hamilton Life Insurance Company of America
         c/o The Bank of New York
         P. O. Box 19266
         Newark, New Jersey  07195
         Attention:  P&I Department

with duplicate notice to Alexander Hamilton Life Insurance Company of America at the address first provided above.

All notices and communications other than those in respect to payments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  56-1311063




                                                                                                  PRINCIPAL AMOUNT
                                                                        SERIES                     OF NOTES TO BE
                  NAME OF PURCHASERS                                   OF NOTES                       PURCHASED

TEACHERS INSURANCE AND ANNUITY                                         Series A                          --
  ASSOCIATION OF AMERICA                                               Series B                          --
730 THIRD AVENUE                                                       Series C                      $15,000,000
New York, New York  10017-3263

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as Ferrellgas, L.P. and as to interest rate, security description, maturity date, PPN 31529# AC 7, principal, premium or interest) to:

         The Chase Manhattan Bank
         ABA #021000021
         New York, New York
         Account of:  Teachers Insurance and Annuity Association of America
         Account Number 900-9-000200

         For further credit to:  Account Number G07040
         On order of:  Ferrellgas, L.P., PPN 31529# AC 7

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to:

         Teachers Insurance and Annuity Association of America
         730 Third Avenue
         New York, New York  10017-3206
         Attention:  Securities Accounting Division
         Telephone:  (212) 916-6004
         Telefacsimile:  (212) 916-6955

All other notices and communications to be addressed to:

         Teachers Insurance and Annuity Association of America
         730 Third Avenue, 4th Floor
         New York, New York  10017-3206
         Attention:  Securities Division, Archibald Team, Felicissimo Falcon
         Telephone:  (212) 916-6210  or (212) 490-9000 (General Number)
         Telefacsimile:  (212) 916-6582 (Team Fax Number)

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  13-1624203




                                                                                                  PRINCIPAL AMOUNT
                                                                        SERIES                     OF NOTES TO BE
                  NAME OF PURCHASERS                                   OF NOTES                       PURCHASED

MASSACHUSETTS MUTUAL LIFE INSURANCE                                    Series  A                     $3,000,000
  COMPANY                                                              Series  B                     $3,000,000
1295 State Street                                                      Series C                      $3,000,000
Springfield, Massachusetts  01111
Attention:  Securities Investment Division

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as Ferrellgas, L.P. and as to interest rate, security, description, maturity date, PPN, principal, premium or interest) to:

         Citibank, N.A. (ABA #021000089)
         111 Wall Street
         New York, New York  10043

         for credit to: MassMutual Long Term Pool  Account Number 4067-3488
         Re:  Description of security, principal and interest split

With  telephone  advice of  payment to the  Securities  Custody  and  Collection
Department of Massachusetts Mutual Life Insurance Company at (413) 744-3561.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments, to be addressed Attention: Securities Custody and Collection Department, F 381.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  04-1590850





                                                                                                  PRINCIPAL AMOUNT
                                                                        SERIES                     OF NOTES TO BE
                  NAME OF PURCHASERS                                   OF NOTES                       PURCHASED

MASSACHUSETTS MUTUAL LIFE INSURANCE                                    Series  A                      $800,000
  COMPANY                                                              Series  B                      $800,000
1295 State Street                                                      Series C                       $800,000
Springfield, Massachusetts  01111
Attention:  Securities Investment Division

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as Ferrellgas, L.P. and as to interest rate, security, description, maturity date, PPN, principal, premium or interest) to:

         Chase Manhattan Bank, N.A. (ABA #021000021)
         4 Chase MetroTech Center
         New York, New York  10081

         for credit to: MassMutual Pension Management Account Number 910-2594018
         Re:  Description of security, principal and interest split

With  telephone  advice of  payment to the  Securities  Custody  and  Collection
Department of Massachusetts Mutual Life Insurance Company at (413) 744-3561.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments, to be addressed Attention: Securities Custody and Collection Department, F 381.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  04-1590850






                                                                                                  PRINCIPAL AMOUNT
                                                                        SERIES                     OF NOTES TO BE
                  NAME OF PURCHASERS                                   OF NOTES                       PURCHASED

C.M. LIFE INSURANCE COMPANY                                            Series A                       $700,000
c/o Massachusetts Mutual Life Insurance Company                        Series B                       $700,000
1295 State Street                                                      Series C                       $700,000
Springfield, Massachusetts  01111
Attention:  Securities Investment Division

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as Ferrellgas, L.P., and as to interest rate, security, description, maturity date, PPN, principal, premium or interest) to:

         Citibank, N.A.
         111 Wall Street
         New York, New York  10043
         ABA #021000089

         for credit to:  Segment 43 - Universal Life Account Number 4068-6561
         Re:  Description of security, principal and interest split with  telephone  advice of  payment to the  Securities  Custody  and  Collection
Department of Massachusetts Mutual Life Insurance Company at (413) 744-3561.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments, to be addressed Attention: Securities Custody and Collection Department, F 381.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  06-1041383




                                                                                                  PRINCIPAL AMOUNT
                                                                        SERIES                     OF NOTES TO BE
                  NAME OF PURCHASERS                                   OF NOTES                       PURCHASED

MASSACHUSETTS MUTUAL LIFE INSURANCE                                    Series  A                      $500,000
  COMPANY                                                              Series  B                      $500,000
1295 State Street                                                      Series C                       $500,000
Springfield, Massachusetts  01111
Attention:  Securities Investment Division

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as Ferrellgas, L.P. and as to interest rate, security, description, maturity date, PPN, principal, premium or interest) to:

         Chase Manhattan Bank, N.A. (ABA #021000021)
         4 Chase MetroTech Center
         New York, New York  10081

         for credit to: IFM Non-Traditional Account Number 910-2509073
         Re:  Description of security, principal and interest split

With  telephone  advice of  payment to the  Securities  Custody  and  Collection
Department of Massachusetts Mutual Life Insurance Company at (413) 744-3561.

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments, to be addressed Attention: Securities Custody and Collection Department, F 381.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  04-1590850




                                                                                                  PRINCIPAL AMOUNT
                                                                        SERIES                     OF NOTES TO BE
                  NAME OF PURCHASERS                                   OF NOTES                       PURCHASED

THE GUARDIAN LIFE INSURANCE COMPANY                                    Series A                          --
   OF AMERICA                                                          Series B                      $15,000,000
7 HANOVER SQUARE                                                       Series C                          --
New York, New York  10004-2616
Attention:  Tom Donohue, Investment Department 20-D
Fax Number:  (212) 919-2656/2658

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as Ferrellgas, L.P. and as to interest rate, security, description, maturity date, PPN 31529# AB 9, principal, premium or interest) to:


         The Chase Manhattan Bank
         FED ABA #021000021
         CHASE/NYC/CTR/BNF
         A/C 900-9-000200
         Reference A/C #G05978, Guardian Life And the name and CUSIP for which payment is being made

Notices

All notices of payments, on or in respect of the Notes and written confirmation of each such payment to:

         The Guardian Life Insurance Company of America
         7 Hanover Square
         New York, New York  10004-2616
         Attention:  Investment Accounting Dept. 17-B
         Fax Number:  (212) 598-7011

All notices and communications other than those in respect to payments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  CUDD & CO.

Taxpayer I.D. Number:  13-6022143




                                                                                                  PRINCIPAL AMOUNT
                                                                        SERIES                     OF NOTES TO BE
                  NAME OF PURCHASERS                                   OF NOTES                       PURCHASED

SUN LIFE ASSURANCE COMPANY OF CANADA                                   Series A                          --
One Sun Life Executive Park                                            Series B                      $4,000,000
Wellesley Hills, Massachusetts  02481                                  Series C                          --
Attention:  Investment Department/Private Placements,
SC #1303
Telecopier Number: (781) 446-2392

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as Ferrellgas, L.P. and as to interest rate, security, description, maturity date, PPN 31529# AB 9, principal, premium or interest) to:

         Citibank, N.A.
         Attention:  Gary Quitch
         ABA #021-000-089
         Re:  Ferrellgas, L.P.
         Account No.: 36112805
         For Further Credit:  199 541

Notices

All notices of mandatory payment, on or in respect of the Notes and written confirmation of each such payment and any audit confirmation to:

         Sun Life Assurance Company of Canada
         One Sun Life Executive Park, SC 1395
         Wellesley Hills, Massachusetts  02481
         Attention:  Manager, Securities Accounting

All other notices and communications, including notices of optional prepayments, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  38-1082080





                                                                                                  PRINCIPAL AMOUNT
                                                                        SERIES                     OF NOTES TO BE
                  NAME OF PURCHASERS                                   OF NOTES                       PURCHASED

SUN LIFE ASSURANCE COMPANY OF CANADA                                   Series A                          --
One Sun Life Executive Park                                            Series B                      $3,000,000
Wellesley Hills, Massachusetts  02481                                  Series C                          --
Attention:  Investment Department/Private Placements,
SC #1303
Telecopier Number: (781) 446-2392

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as Ferrellgas, L.P. and as to interest rate, security, description, maturity date, PPN 31529# AB 9, principal, premium or interest) to:

         Citibank, N.A.
         Attention:  Gary Quitch
         ABA #021-000-089
         Re:  Ferrellgas, L.P.
         Account No.: 36112805
         For Further Credit:  199 541

Notices

All notices of mandatory payment, on or in respect of the Notes and written confirmation of each such payment and any audit confirmation to:

         Sun Life Assurance Company of Canada
         One Sun Life Executive Park, SC 1395
         Wellesley Hills, Massachusetts  02481
         Attention:  Manager, Securities Accounting

All other notices and communications, including notices of optional prepayments, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  38-1082080





                                                                                                  PRINCIPAL AMOUNT
                                                                        SERIES                     OF NOTES TO BE
                  NAME OF PURCHASERS                                   OF NOTES                       PURCHASED

SUN LIFE ASSURANCE COMPANY OF CANADA                                   Series A                          --
One Sun Life Executive Park                                            Series B                      $1,000,000
Wellesley Hills, Massachusetts  02481                                  Series C                          --
Attention:  Investment Department/Private Placements,
SC #1303
Telecopier Number: (781) 446-2392

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as Ferrellgas, L.P. and as to interest rate, security, description, maturity date, PPN 31529# AB 9, principal, premium or interest) to:

         Citibank, N.A.
         Attention:  Gary Quitch
         ABA #021-000-089
         Re:  Ferrellgas, L.P.
         Account No.: 36112805
         For Further Credit:  199 541

Notices

All notices of mandatory payment, on or in respect of the Notes and written confirmation of each such payment and any audit confirmation to:

         Sun Life Assurance Company of Canada
         One Sun Life Executive Park, SC 1395
         Wellesley Hills, Massachusetts  02481
         Attention:  Manager, Securities Accounting

All other notices and communications, including notices of optional prepayments, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  38-1082080





                                                                                                  PRINCIPAL AMOUNT
                                                                        SERIES                     OF NOTES TO BE
                  NAME OF PURCHASERS                                   OF NOTES                       PURCHASED

SUN LIFE ASSURANCE COMPANY OF CANADA                                   Series A                          --
One Sun Life Executive Park                                            Series B                       $750,000
Wellesley Hills, Massachusetts  02481                                  Series C                          --
Attention:  Investment Department/Private Placements,
SC #1303
Telecopier Number: (781) 446-2392

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as Ferrellgas, L.P. and as to interest rate, security, description, maturity date, PPN 31529# AB 9, principal, premium or interest) to:

         Citibank, N.A.
         Attention:  Gary Quitch
         ABA #021-000-089
         Re:  Ferrellgas, L.P.
         Account No.: 36112805
         For Further Credit:  199 541

Notices

All notices of mandatory payment, on or in respect of the Notes and written confirmation of each such payment and any audit confirmation to:

         Sun Life Assurance Company of Canada
         One Sun Life Executive Park, SC 1395
         Wellesley Hills, Massachusetts  02481
         Attention:  Manager, Securities Accounting

All other notices and communications, including notices of optional prepayments, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  38-1082080





                                                                                                  PRINCIPAL AMOUNT
                                                                        SERIES                     OF NOTES TO BE
                  NAME OF PURCHASERS                                   OF NOTES                       PURCHASED

SUN LIFE ASSURANCE COMPANY OF CANADA                                   Series A                          --
One Sun Life Executive Park                                            Series B                       $500,000
Wellesley Hills, Massachusetts  02481                                  Series C                          --
Attention:  Investment Department/Private Placements,
SC #1303
Telecopier Number: (781) 446-2392

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as Ferrellgas, L.P. and as to interest rate, security, description, maturity date, PPN 31529# AB 9, principal, premium or interest) to:

         Citibank, N.A.
         Attention:  Gary Quitch
         ABA #021-000-089
         Re:  Ferrellgas, L.P.
         Account No.: 36112805
         For Further Credit:  199 541

Notices

All notices of mandatory payment, on or in respect of the Notes and written confirmation of each such payment and any audit confirmation to:

         Sun Life Assurance Company of Canada
         One Sun Life Executive Park, SC 1395
         Wellesley Hills, Massachusetts  02481
         Attention:  Manager, Securities Accounting

All other notices and communications, including notices of optional prepayments, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  38-1082080






                                                                                                  PRINCIPAL AMOUNT
                                                                        SERIES                     OF NOTES TO BE
                  NAME OF PURCHASERS                                   OF NOTES                       PURCHASED

SUN LIFE ASSURANCE COMPANY OF CANADA                                   Series A                          --
One Sun Life Executive Park                                            Series B                       $300,000
Wellesley Hills, Massachusetts  02481                                  Series C                          --
Attention:  Investment Department/Private Placements,
SC #1303
Telecopier Number: (781) 446-2392

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as Ferrellgas, L.P. and as to interest rate, security, description, maturity date, PPN 31529# AB 9, principal, premium or interest) to:

         Bank of New York P&I Department ABA #021-000-018 Account #: IOC 566 Re:
         Ferrellgas, L.P.
         For Further Credit:  IOC 566

Notices

All notices of mandatory payment, on or in respect of the Notes and written confirmation of each such payment and any audit confirmation to:

         Sun Life Assurance Company of Canada
         One Sun Life Executive Park, SC 1395
         Wellesley Hills, Massachusetts  02481
         Attention:  Manager, Securities Accounting

All other notices and communications, including notices of optional prepayments, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  38-1082080





                                                                                                  PRINCIPAL AMOUNT
                                                                        SERIES                     OF NOTES TO BE
                  NAME OF PURCHASERS                                   OF NOTES                       PURCHASED

SUN LIFE ASSURANCE COMPANY OF CANADA                                   Series A                          --
One Sun Life Executive Park                                            Series B                       $200,000
Wellesley Hills, Massachusetts  02481-5615                             Series C                          --
Attention:  Investment Department/Private Placements,
SC #1303
Telecopier Number: (781) 446-2392

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as Ferrellgas, L.P. and as to interest rate, security, description, maturity date, PPN 31529# AB 9, principal, premium or interest) to:

         Bank of New York P&I Department ABA #021-000-018 Account #: IOC 566 Re:
         Ferrellgas, L.P.
         For Further Credit:  IOC 566

Notices

All notices of mandatory payment, on or in respect of the Notes and written confirmation of each such payment and any audit confirmation to:

         Sun Life Assurance Company of Canada
         One Sun Life Executive Park, SC 1395
         Wellesley Hills, Massachusetts  02481
         Attention:  Manager, Securities Accounting

All other notices and communications, including notices of optional prepayments, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  38-1082080






                                                                                                  PRINCIPAL AMOUNT
                                                                        SERIES                     OF NOTES TO BE
                  NAME OF PURCHASERS                                   OF NOTES                       PURCHASED

SUN LIFE INSURANCE AND ANNUITY                                         Series A                          --
  COMPANY OF NEW YORK                                                  Series B                       $250,000
One Sun Life Executive Park                                            Series C                          --
Wellesley Hills, Massachusetts  02481-5615
Attention:  Investment Department/Private   Placements, SC #1303
Telecopier Number: (617) 446-2392

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as Ferrellgas, L.P. and as to interest rate, security, description, maturity date, PPN 31529# AB 9, principal, premium or interest") to:

         The Chase Manhattan Bank
         Private Placement Processing
         ABA No. 021-000-021
         Account No. 900-9-000192
         Re:  Ferrellgas, L.P.
         Chase Account#: G 51642

Notices

All notices of mandatory payment, on or in respect of the Notes and written confirmation of each such payment to:

         Sun Life Assurance Company of Canada
         One Sun Life Executive Park, SC 1395
         Wellesley Hills, Massachusetts  02481
         Attention:  Manager, Securities Accounting

All notices and communications other than those in respect to mandatory payments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  04-2845273




                                                                                                  PRINCIPAL AMOUNT
                                                                        SERIES                     OF NOTES TO BE
                  NAME OF PURCHASERS                                   OF NOTES                       PURCHASED

PRINCIPAL LIFE INSURANCE COMPANY                                       Series A                          --
c/o Principal Capital Management, LLC                                  Series B                      $3,000,000
801 Grand Avenue                                                       Series C                          --
Des Moines, Iowa  50392-0800

Payments

All  payments  on or in  respect of the Notes to be made by 12:00 Noon (New York
City time) by wire transfer of immediately available funds to: (identifying each payment as Ferrellgas, L.P. and as to interest rate, security, description, maturity date, PPN, principal, premium or interest) to:

         ABA #073000228
         Norwest Bank Iowa, N.A.
         7th and Walnut Streets
         Des Moines, Iowa  50309
         For credit to Principal Life Insurance Company
         Account No. 0000014752
         OBI PFGSE (S) B0062740() Ferrellgas L.P.

         With sufficient information (including interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

All notices with respect to payments to:

         Principal Capital Management, LLC
         801 Grand Avenue
         Des Moines, Iowa  50392-0960
         Attention:  Investment Accounting - Securities
         Telefacsimile:  (515) 248-2643
         Confirmation:  (515) 247-0689

All other notices and communications to:

         Principal Capital Management, LLC
         801 Grand Avenue
         Des Moines, Iowa  50392-0800
         Attention:  Investment - Securities
         Telefacsimile:  (515) 248-2490
         Confirmation:  (515) 248-3495

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  42-0127290




                                                                                                  PRINCIPAL AMOUNT
                                                                        SERIES                     OF NOTES TO BE
                  NAME OF PURCHASERS                                   OF NOTES                       PURCHASED

PRINCIPAL LIFE INSURANCE COMPANY                                       Series A                          --
c/o Principal Capital Management, LLC                                  Series B                      $3,000,000
801 Grand Avenue                                                       Series C                          --
Des Moines, Iowa  50392-0800

Payments

All  payments  on or in  respect of the Notes to be made by 12:00 Noon (New York
City time) by wire transfer of immediately available funds to: (identifying each payment as Ferrellgas, L.P. and as to interest rate, security, description, maturity date, PPN, principal, premium or interest) to:

         ABA #073000228
         Norwest Bank Iowa, N.A.
         7th and Walnut Streets
         Des Moines, Iowa  50309
         For credit to Principal Life Insurance Company
         Account No. 0000014752
         OBI PFGSE (S) B0062740() Ferrellgas L.P.

         With sufficient information (including interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

All notices with respect to payments to:

         Principal Capital Management, LLC
         801 Grand Avenue
         Des Moines, Iowa  50392-0960
         Attention:  Investment Accounting - Securities
         Telefacsimile:  (515) 248-2643
         Confirmation:  (515) 247-0689

All other notices and communications to:

         Principal Capital Management, LLC
         801 Grand Avenue
         Des Moines, Iowa  50392-0800
         Attention:  Investment - Securities
         Telefacsimile:  (515) 248-2490
         Confirmation:  (515) 248-3495

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  42-0127290




                                                                                                  PRINCIPAL AMOUNT
                                                                        SERIES                     OF NOTES TO BE
                  NAME OF PURCHASERS                                   OF NOTES                       PURCHASED

PRINCIPAL LIFE INSURANCE COMPANY                                       Series A                          --
c/o Principal Capital Management, LLC                                  Series B                      $2,000,000
801 Grand Avenue                                                       Series C                          --
Des Moines, Iowa  50392-0800

Payments

All  payments  on or in  respect of the Notes to be made by 12:00 Noon (New York
City time) by wire transfer of immediately available funds to: (identifying each payment as Ferrellgas, L.P. and as to interest rate, security, description, maturity date, PPN, principal, premium or interest) to:

         ABA #073000228
         Norwest Bank Iowa, N.A.
         7th and Walnut Streets
         Des Moines, Iowa  50309
         For credit to Principal Life Insurance Company
         Account No. 0000014752
         OBI PFGSE (S) B0062740() Ferrellgas L.P.

         With sufficient information (including interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

All notices with respect to payments to:

         Principal Capital Management, LLC
         801 Grand Avenue
         Des Moines, Iowa  50392-0960
         Attention:  Investment Accounting - Securities
         Telefacsimile:  (515) 248-2643
         Confirmation:  (515) 247-0689

All other notices and communications to:

         Principal Capital Management, LLC
         801 Grand Avenue
         Des Moines, Iowa  50392-0800
         Attention:  Investment - Securities
         Telefacsimile:  (515) 248-2490
         Confirmation:  (515) 248-3495

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  42-0127290




                                                                                                  PRINCIPAL AMOUNT
                                                                        SERIES                     OF NOTES TO BE
                  NAME OF PURCHASERS                                   OF NOTES                       PURCHASED

PRINCIPAL LIFE INSURANCE COMPANY                                       Series A                          --
c/o Principal Capital Management, LLC                                  Series B                      $2,000,000
801 Grand Avenue                                                       Series C                          --
Des Moines, Iowa  50392-0800

Payments

All  payments  on or in  respect of the Notes to be made by 12:00 Noon (New York
City time) by wire transfer of immediately available funds to: (identifying each payment as Ferrellgas, L.P. and as to interest rate, security, description, maturity date, PPN, principal, premium or interest) to:

         ABA #073000228
         Norwest Bank Iowa, N.A.
         7th and Walnut Streets
         Des Moines, Iowa  50309
         For credit to Principal Life Insurance Company
         Account No. 0000014752
         OBI PFGSE (S) B0062740() Ferrellgas L.P.

         With sufficient information (including interest rate, maturity date, interest amount, principal amount and premium amount, if applicable) to identify the source and application of such funds.

All notices with respect to payments to:

         Principal Capital Management, LLC
         801 Grand Avenue
         Des Moines, Iowa  50392-0960
         Attention:  Investment Accounting - Securities
         Telefacsimile:  (515) 248-2643
         Confirmation:  (515) 247-0689

All other notices and communications to:

         Principal Capital Management, LLC
         801 Grand Avenue
         Des Moines, Iowa  50392-0800
         Attention:  Investment - Securities
         Telefacsimile:  (515) 248-2490
         Confirmation:  (515) 248-3495

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  42-0127290




                                                                                                  PRINCIPAL AMOUNT
                                                                        SERIES                     OF NOTES TO BE
                  NAME OF PURCHASERS                                   OF NOTES                       PURCHASED

THE CANADA LIFE ASSURANCE COMPANY                                      Series A                      $5,000,000
330 University Avenue, SP-11                                           Series B                          --
Toronto, Ontario, Canada  M5G 1R8                                      Series C
Attention:  Paul English, Associate Treasurer,
 U.S. Private Placements

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

         FOR REGULAR PRINCIPAL AND INTEREST:
         Chase Manhattan Bank
         ABA #021-000-021
         Account No. 900-9-000200
         Trust Account No. G52708, The Canada Life Assurance Company
         Attention:  Bond Interest

         Reference: PPN number, name of issuer, rate, maturity date, type of security, whether principal and/or interest and due date

         FOR CALL OR MATURITY:
         Chase Manhattan Bank
         ABA #021-000-021
         Account No. 900-9-000192
         Trust Account No. G52708, The Canada Life Assurance Company
         Attention:  Doll Balbadar

         Reference: PPN number, name of issuer, rate, maturity date, whether principal and/or interest and effective date of call or maturity.






Notices

All notices and communications (including financial statements) to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment, to be addressed:

         Chase Manhattan Bank
         North America Insurance
         3 Chase MetroTech Centre - 6th Floor
         Brooklyn, New York  11245
         Attention:  Ms. Doll Balbadar

with a copy to:

         The Canada Life Assurance Company
         330 University Avenue, SP-12
         Toronto, Ontario, Canada  M5G 1R8
         Attention:  Supervisor, Securities Accounting

Name of Nominee in which Notes are to be issued:  J. Romeo & Co.

Taxpayer I.D. Number:  38-0397420




                                                                                                  PRINCIPAL AMOUNT
                                                                        SERIES                     OF NOTES TO BE
                  NAME OF PURCHASERS                                   OF NOTES                       PURCHASED

CANADA LIFE INSURANCE COMPANY OF                                       Series A
  AMERICA                                                              Series B
c/o The Canada Life Assurance Company                                  Series C                      $4,000,000
Corporate Treasury, SP-11
330 University Avenue
Toronto, Ontario, Canada  M5G 1R8
Attention:  Brian Lynch, Associate Treasurer, U.S. Private Placements

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

         FOR REGULAR PRINCIPAL AND INTEREST:
         Chase Manhattan Bank
         ABA #021-000-021
         Account #900-9-000168
         Trust Account No. G52709, Canada Life Insurance Company of America
         Attention:  Bond Interest

         Reference: PPN number, name of issuer, rate, maturity date, type of security, whether principal and/or interest and due date


         FOR CALL OR MATURITY:
         Chase Manhattan Bank
         ABA #021-000-021
         Account No. 900-9-000192
         Trust Account No. G52708, The Canada Life Assurance Company
         Attention:  Doll Balbadar

         Reference: PPN number, name of issuer, rate, maturity date, whether principal and/or interest and effective date of call or maturity.

Notices

All notices and communications (including financial statements) to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment, to be addressed:

         Chase Manhattan Bank
         North America Insurance
         3 Chase MetroTech Centre - 6th Floor
         Brooklyn, New York  11245
         Attention:  Ms. Doll Balbadar

with a copy to:

         The Canada Life Assurance Company
         330 University Avenue, SP-12
         Toronto, Ontario, Canada  M5G 1R8
         Attention:  Supervisor, Securities Accounting

Name of Nominee in which Notes are to be issued:  J. Romeo & Co.

Taxpayer I.D. Number:  38-2816473




                                                                                                  PRINCIPAL AMOUNT
                                                                        SERIES                     OF NOTES TO BE
                  NAME OF PURCHASERS                                   OF NOTES                       PURCHASED

CANADA LIFE INSURANCE COMPANY OF                                       Series A
  NEW YORK                                                             Series B
c/o The Canada Life Assurance Company                                  Series C                      $1,000,000
Corporate Treasury, SP-11
330 University Avenue
Toronto, Ontario, Canada  M5G 1R8
Attention:  Brian Lynch, Associate Treasurer, U.S. Private Placements

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

         Chase Manhattan Bank
         ABA #021-000-021
         A/C #900-9-000200
         Trust Account No. G52685, Canada Life of New York
         Attention:  Bond Interest

         Reference: PPN number, name of issuer, rate, maturity date, type of security, whether principal and/or interest and due date

Notices

All notices and communications (including financial statements) to be addressed as first provided above, except notice with respect to payment, and written confirmation of each such payment, to be addressed:

         Chase Manhattan Bank
         North America Insurance
         3 Chase MetroTech Centre - 6th Floor
         Brooklyn, New York  11245
         Attention:  Ms. Doll Balbadar

with a copy to:

         The Canada Life Assurance Company
         330 University Avenue, SP-12
         Toronto, Ontario, Canada  M5G 1R8
         Attention:  Supervisor, Securities Accounting

Name of Nominee in which Notes are to be issued:  J. Romeo & Co.

Taxpayer I.D. Number:  13-2690792




                                                                                                  PRINCIPAL AMOUNT
                                                                        SERIES                     OF NOTES TO BE
                  NAME OF PURCHASERS                                   OF NOTES                       PURCHASED

LUTHERAN BROTHERHOOD                                                   Series A                      $7,000,000
625 Fourth Avenue South                                                Series B                          --
Minneapolis, Minnesota  55415                                          Series C                          --
Attention:  Investment Division

Payments

All payments of principal, interest and premium on the account of the Notes shall be made by bank wire transfer (in immediately available funds) to:

         Norwest Bank Minnesota, N.A.
         ABA #091000019
         For Credit to Trust Clearing Account #0000840245
         Attention:  Sarah Corcoran
         For credit to:  Lutheran Brotherhood
         Account Number 12651300

         All payments must include the following information:

         A/C Lutheran Brotherhood
         Account No.:  12561300
         Security Description
         PPN Number 31529# AA1
         Reference Purpose of Payment
         Interest and/or Principal Breakdown

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment, to be addressed:

         Lutheran Brotherhood
         625 Fourth Avenue South, 10th Floor
         Minneapolis, Minnesota  55415
         Attention:  Investment Accounting/Trading Administrator

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  41-0385700







                                                                                                  PRINCIPAL AMOUNT
                                                                        SERIES                     OF NOTES TO BE
                  NAME OF PURCHASERS                                   OF NOTES                       PURCHASED

PHOENIX HOME LIFE MUTUAL INSURANCE                                      Series A                         --
 COMPANY                                                               Series B                          --
One American Row                                                       Series C                      $5,000,000
Hartford, Connecticut  06115

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as Ferrellgas, L.P. and as to interest rate, security, description, maturity date, PPN, principal, premium or interest) to:

         ABA #021 000 021
         Chase Manhattan Bank, N.A.
         New York, New York

         Account Number:  900 9000 200
         Account Name:  Income Processing
         Reference:  Phoenix Home Life Account #G05143
         OBI=[Name of Issuer, PPN=__________, RATE=____%, DUE=___________
(include principal and interest breakdown and premium, if any)

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed:

         Phoenix Home Life Mutual Insurance Company
         c/o Phoenix Investment Partners, LTD.
         56 Prospect Street
         P. O. Box 150480
         Hartford, Connecticut  06115-0480
         Attention:  Private Placements Division
         Telecopier Number:  (860) 403-5451

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  06-0493340




                                                                                                  PRINCIPAL AMOUNT
                                                                        SERIES                     OF NOTES TO BE
                  NAME OF PURCHASERS                                   OF NOTES                       PURCHASED

BERKSHIRE LIFE INSURANCE COMPANY                                       Series A                          --
700 South Street                                                       Series B                          --
Pittsfield, Massachusetts  01201                                       Series C                      $3,000,000
Attention:  Securities Department
Telefacsimile:  (413) 442-9763
Telephone:  (413) 499-4321

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds for credit to:

         Berkshire Life Insurance Company
         Account Number 002-4-020877
         The Chase Manhattan Bank, N.A.
         ABA #021000021

         With sufficient information (including Ferrellgas L.P., PPN 31529 AC 7, interest rate, maturity and whether payment is of principal, premium or interest) to identify the source and application of funds.

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  04-1083480




                                                                                                  PRINCIPAL AMOUNT
                                                                        SERIES                     OF NOTES TO BE
                  NAME OF PURCHASERS                                   OF NOTES                       PURCHASED

WOODMEN ACCIDENT AND LIFE COMPANY                                      Series A                      $2,000,000
P.O. Box 82288                                                         Series B                          --
Lincoln, Nebraska  68501                                               Series C                          --
Attention:  Securities Division
Telecopy Number:  (402) 437-4392

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as Ferrellgas, L.P. and as to interest rate, security, description, maturity date, PPN 31529# AA 1, principal, premium or interest) to:

         U.S. Bank
         13 and M Streets
         Lincoln, Nebraska  68508
         ABA #104-000-029

         for credit to:  Woodmen Accident and Life Company's General Fund
         Account Number 1-494-0092-9092

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above; provided, however, all notices and communications delivered by overnight courier shall be addressed as follows:

         Woodmen Accident and Life Company
         1526 K Street
         Lincoln, Nebraska  68508
         Attention:  Securities Division

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  47-0339220




                                                                                                  PRINCIPAL AMOUNT
                                                                        SERIES                     OF NOTES TO BE
                  NAME OF PURCHASERS                                   OF NOTES                       PURCHASED

CLARICA LIFE INSURANCE COMPANY-U.S.                                    Series A                      $2,000,000
c/o Clarica U.S. Inc.                                                  Series B                          --
13890 Bishops Drive, Suite 300                                         Series C                          --
Brookfield, Wisconsin  53005
Attention:  Connie Keller
Phone:  (262) 641-4022
Facsimile:  (262) 641-4055

Payments

All payments on or in respect of the Notes to be made by wire or intrabank transfer of immediately available funds to:



         Norwest Bank Minnesota, N.A.
         ABA #091000019
         BNF A/C:  0000840245 (must be 10 digits in length)
         BNF:  Trust Wire Clearing (must be on line 2)
         OBI= FFC:I.C. 13326600 Ferrellgas, L.P. PPN:   31529# AA 1
         P=___________  I=_____________
         End Balance=_______________

Notices

All notices with respect to payments and written confirmation of each such payment, to be addressed to:

         Clarica Life Insurance Company-U.S.
         c/o Clarica U.S. Inc.
         13890 Bishops Drive, Suite 300
         Brookfield, Wisconsin  53005
         Attention:  Tamie Greenwood
         Phone:  (262) 641-4027
         Facsimile:  (262) 641-4055






All other communications to be addressed to:

         Clarica Life Insurance Company-U.S.
         c/o Clarica U.S. Inc.
         13890 Bishops Drive, Suite 300
         Brookfield, Wisconsin  53005
         Phone:  (262) 641-4027
         Facsimile:  (262) 641-4055

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  45-0208990





                                      B-14
                                   SCHEDULE B
                          (to Note Purchase Agreement)
                                  DEFINED TERMS

GENERAL PROVISIONS

         Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, the same shall be done in accordance with GAAP, to the extent applicable, except where such principles are inconsistent with the express requirements of this Agreement.

DEFINITIONS

         As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

         "Affiliate" means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of such first
Person or any subsidiary of such first Person or any corporation of which such first Person and the subsidiaries of such first Person beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests, and (c) any officer or director of such first Person. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate (other than a Restricted Subsidiary) of the Company.

         "Adjusted  Consolidated  Cash Flow" means for any period the sum of (i)
Consolidated Cash Flow during such period, plus (ii) to the extent deducted from Consolidated Net Income for purposes of determining Consolidated Cash Flow for such period, Synthetic Lease Rent Payments during such period.

         "Adjusted Consolidated Debt" means, as of any date of determination, the sum of (i) Consolidated Debt, plus (ii) Consolidated Synthetic Lease
Obligations on such date.

         "Adjusted Consolidated Interest Expense" means for any period the sum of (i) Consolidated Interest Expense for such period, plus (ii) Synthetic Lease
Interest Expense for such period.

         "Asset Acquisition" means (a) an Investment by the Company or any Restricted Subsidiary in any other Person pursuant to which such Person shall become a Restricted Subsidiary or shall be merged with or into the Company or any Restricted Subsidiary, (b) the acquisition by the Company or any Restricted
Subsidiary of the assets of any Person (other than a Restricted Subsidiary) which constitutes all or substantially all of the assets of such Person or (c) the acquisition by the Company or any Restricted Subsidiary of any division or line of business of any Person (other than a Restricted Subsidiary).

         "Asset Sale" means any Transfer except:

                   (a)     any

                            (i)     Transfer from a Restricted Subsidiary to the
 Company or a Wholly-Owned Restricted Subsidiary;

                           (ii)     Transfer from the Company to a Wholly-Owned
Restricted Subsidiary; and

                          (iii)  Transfer  from  the  Company  to  a  Restricted
                  Subsidiary (other than a Wholly-Owned  Restricted  Subsidiary)
                  or  from  a  Restricted   Subsidiary  to  another   Restricted
                  Subsidiary (other than a Wholly-Owned  Restricted Subsidiary), which in either case is for Fair Market Value,

         so long as immediately before and immediately after the consummation of any such Transfer and after giving effect thereto, no Default or Event of Default exists; and

                   (b) any Transfer made in the ordinary course of business and involving only property that is inventory held for sale.

         "Available Cash" means with respect to any period and without duplication:

                   (a)     the sum of:

                            (i) all cash  receipts  of the  Company  during such
                  period  from  all  sources  (including,   without  limitation,
                  distributions   of  cash   received  by  the  Company  from  a
                  Subsidiary  and  borrowings  made  under the  Working  Capital
                  Facility); and

                           (ii) any  reduction  with respect to such period in a
                  cash  reserve  previously  established  pursuant to clause (b)
                  (ii) below (either by reversal or utilization) from the level of such reserve at the end of the prior period;

                   (b)     less  the sum of:

                            (i) all cash  disbursements  of the  Company  during
                  such period including,  without limitation,  disbursements for operating  expenses,  taxes, if any, debt service  (including, without  limitation,  the  payment of  principal,  premium and
                  interest),   redemption  of  Partnership  Interests,   capital
                  expenditures,  contributions, if any, to a Subsidiary and cash distributions  to the General Partner and the Limited Partners
                  (but only to the extent  that such cash  distributions  to the
                  General Partner and the Limited Partners exceed Available Cash for the immediately preceding fiscal quarter); and

                           (ii) any cash  reserves  established  with respect to
                  such period, and any increase with respect to such period in a cash reserve  previously  established  pursuant to this clause
                  (b) (ii)  from the  level  of such  reserve  at the end of the
                  prior  period,   in  such  amounts  as  the  General   Partner
                  determines  in its  reasonable  discretion  to be necessary or appropriate  (A) to  provide  for the  proper  conduct  of the
                  business  of  the  Company  (including,   without  limitation,
                  reserves   for   future   capital   expenditures   or  capital
                  contributions  to a  Subsidiary)  or (B) to provide  funds for distributions  to the General Partner and the Limited Partners
                  in respect of any one or more of the next four fiscal quarters or (C)  because  the  distribution  of such  amounts  would be prohibited  by  applicable  law  or  by  any  loan  agreement,
                  security  agreement,   mortgage,   debt  instrument  or  other
                  agreement or  obligation to which the Company is a party or by which it is bound or its assets are subject.

Notwithstanding the foregoing (x) disbursements (including,  without limitation, contributions  to a Subsidiary or  disbursements on behalf of a Subsidiary) made or  reserves  established,  increased  or  reduced  after the end of any  fiscal quarter but on or before the date on which the Company makes its distribution of
Available  Cash in respect of such fiscal  quarter  pursuant to Section  10.5(a)
shall be  deemed to have been  made,  established,  increased  or  reduced,  for purposes of determining  Available  Cash, with respect to such fiscal quarter if the General  Partner so determines and (y) "Available  Cash" with respect to any period  shall not include any cash  receipts or  reductions  in reserves or take
into  account  any  disbursements   made  or  reserves   established  after  the
Liquidation Date.

         For purposes of the definition of "Available Cash" the following terms have the following meanings:

                  "Additional  Limited  Partner" means a Person  admitted to the
         Company  as  a  Limited  Partner   pursuant  to  Section  11.6  of  the
         Partnership Agreement and who is shown as such on the books and records of the Company,

                  "Departing Partner" means a former General Partner, from and after the effective date of any withdrawal or removal of such former
         General  Partner  pursuant  to  Section  12.1  or  Section  12.2 of the
         Partnership Agreement.

                  "Initial  Limited Partner means Ferrellgas  Partners,  L.P., a
Delaware limited partnership.

                  "Limited  Partner"  means the  Initial  Limited  Partner,  the
         General Partner pursuant to Section 4.2 of the Partnership Agreement, each Substituted Limited Partner, if any, each Additional Limited
         Partner and any Departing Partner upon the change of its status from General Partner to Limited Partner pursuant to Section 12.3 of the
         Partnership Agreement, but excluding any such Person from and after the time it withdraws from the Company.

                  "Liquidation Date" means (a) in the case of an event giving rise to the dissolution of the Company of the type described in clauses
         (a) and (b) of the first  sentence of Section  13.2 of the  Partnership
         Agreement, the date on which the applicable time period during which the General Partner and the Limited Partners have the right to elect to reconstitute the Company and continue its business has expired without such an election being made, and (b) in the case of any other event giving rise to the dissolution of the Company, the date on which such event occurs.

                  "Partnership  Agreement"  means the Agreement of Limited
Partnership of Ferrellgas, L.P. dated as of July 5, 1995 among the General Partner and the Initial Limited Partner.

                  "Partnership Interest" means the interest of the General
Partner or a Limited Partner in the Company.

                  "Substituted Limited Partner" means a Person who is admitted as a Limited Partner to the Company pursuant to Section 11.3 of the Partnership Agreement in place of and with all the rights of a Limited
         Partner and who is shown as a Limited Partner on the books and records of the Company.

         "Business Day" means (a) for the purposes of Section 8.6 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York
City are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in San Francisco, California, Chicago, Illinois or Kansas City, Missouri are required or authorized to be closed.

         "Capital Lease" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

         "Capital Lease Obligation" means, with respect to any Person and a Capital Lease, the amount of the obligation of such Person as the lessee under such Capital Lease which would, in accordance with GAAP, appear as a liability on a balance sheet of such Person.

         "Closing" is defined in Section 3.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

         "Company" means Ferrellgas, L.P., Delaware limited partnership.

         "Confidential Information" is defined in Section 20.

         "Consolidated Assets" means, at any time, the total assets of the Company and its Restricted Subsidiaries which would be shown as assets on a consolidated balance sheet of the Company and its Restricted Subsidiaries as of such time prepared in accordance with GAAP, after eliminating all amounts properly attributable to minority interests, if any, in the stock and surplus of Restricted Subsidiaries.

         "Consolidated  Cash Flow" means, in respect of any period,  the excess, if any, of (a) the sum of,  without  duplication,  the amounts for such  period, taken as a single  accounting  period,  of (i)  Consolidated Net Income for such period,  plus (ii) to the extent deducted in the  determination  of Consolidated
Net Income for such period,  after  excluding  amounts  attributable to minority interests in Subsidiaries and without  duplication,  (A)  Consolidated  Non-Cash
Charges,  (B)  Consolidated  Interest  Expense and (C)  Consolidated  Income Tax
Expense, over (b) any non-cash items increasing Consolidated Net Income for such period to the  extent  that such  items  constitute  reversals  of  Consolidated
Non-Cash  Charges  for  a  previous  period  and  which  were  included  in  the computation of  Consolidated  Cash Flow for such previous period pursuant to the
provisions  of  the  preceding   clause  (a),   provided  that  in   calculating
Consolidated Cash Flow for any such period,  (1) Consolidated Cash Flow shall be calculated  after  giving  effect on a pro forma basis for such  period,  in all respects in accordance with GAAP, to any Asset Acquisitions (including,  without limitation any Asset  Acquisition  by the Company or any  Restricted  Subsidiary
giving rise to the need to determine  Consolidated  Cash Flow as a result of the
Company or one of its Restricted Subsidiaries (including any Person that becomes a  Restricted  Subsidiary  as result of any such Asset  Acquisition)  incurring, assuming or otherwise  becoming liable for any Debt) occurring during the period commencing  on the first day of such  period to and  including  the date of such determination,  as if such Asset  Acquisition  occurred on the first day of such period and (2)  Consolidated  Cash Flow  attributable  to any assets or property subject to an Asset Sale by the Company or any Restricted Subsidiary on or prior to the date of such determination shall be deemed to be zero for such period.

         "Consolidated Debt" means, as of any date of determination, the total of all Debt of the Company and its Restricted Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits between the Company and its Restricted Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Restricted Subsidiaries in accordance with GAAP.

         "Consolidated Income Tax Expense" means, with respect to any period, all provisions for Federal, state, local and foreign income taxes of the Company and its Restricted Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP.

         "Consolidated  Interest Expense" means, with respect to any period, the sum  (without  duplication)  of the  following  (in each case,  eliminating  all
offsetting   debits  and  credits   between  the  Company  and  its   Restricted
Subsidiaries  and all other items required to be eliminated in the course of the preparation  of  consolidated  financial  statements  of  the  Company  and  its
Restricted Subsidiaries in accordance with GAAP): (a) all interest in respect of
Debt of the Company and its  Restricted  Subsidiaries  whether earned or accrued
(including  non-cash  interest  payments and imputed  interest on Capital  Lease
Obligations)  deducted in determining  Consolidated  Net Income for such period, and (b) all debt  discount and expense  amortized or required to be amortized in the determination of Consolidated Net Income for such period,  provided that for purposes of making any computation  pursuant to Section 10.1(c)(iii) and Section
10.11  (including any calculation of Consolidated  Cash Flow relating  thereto),
Consolidated  Interest  Expense  shall be determined on a pro forma basis giving effect to the incurrence of Debt (and the application of proceeds thereof) which is the subject of such  computation  as if such Debt had been  incurred (and the proceeds thereof applied) on the first day of such period.

         "Consolidated Net Income" means, with reference to any period, the net income (or loss) of the Company and its Restricted Subsidiaries for such period
(taken as a cumulative whole), as determined in accordance with GAAP, after eliminating all offsetting debits and credits between the Company and its Restricted Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Company and its Restricted Subsidiaries in accordance with GAAP, provided that there shall be excluded:

                   (a) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Company or a Subsidiary, and the income (or loss) of any Person, substantially all of the assets of which have been acquired in any manner, realized by such other Person prior to the date of acquisition,

                   (b) the income (or loss) of any Person (other than a Subsidiary) in which the Company or any Subsidiary has an ownership interest, except to the extent that any such income has been actually received by the Company or such Subsidiary in the form of cash dividends or similar cash distributions,

                   (c) the undistributed earnings of any Restricted Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary is not at the time permitted by the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Restricted Subsidiary,

                   (d) any aggregate net gain or loss during such period arising from the sale,  conversion,  exchange or other  disposition  of capital assets (such term to include,  without limitation,  (i) all non-current assets and, without duplication, and (ii) the following, whether or not
         current:  all  fixed  assets,  whether  tangible  or  intangible,   all
         inventory sold in conjunction with the disposition of fixed assets, and all Securities), and

                   (e) any net income or gain or loss  during  such  period from
         (i) any change in accounting principles in accordance with GAAP, (ii) any prior period adjustments resulting from any change in accounting principles in accordance with GAAP, or (iii) any extraordinary items.

         "Consolidated Non-Cash Charges" means, with respect to any period, the aggregate depreciation and amortization (other than amortization of debt discount), and any non-cash employee compensation expenses for such period, in each case, reducing Consolidated Net Income of the Company and its Restricted
Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP.

         "Consolidated Synthetic Lease Obligations" means, as of any date of determination, the total amount of the liability of the Company and its Restricted Subsidiaries in respect of Synthetic Leases that would be required to be capitalized on the balance sheet of the Company and its Restricted
Subsidiaries at such time, if such Synthetic Leases were required to be classified and accounted for as Capital Leases on the balance sheet of the Company and its Restricted Subsidiaries in accordance with GAAP.

         "Credit  Agreement"  means  the  Second  Amended  and  Restated  Credit
Agreement dated July 2, 1998, between the Company and the banks named therein, as the same may be amended and supplemented from time to time.

         "Debt" means, with respect to any Person, without duplication,

                   (a)     its liabilities for borrowed money;

                   (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including, without limitation, all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

                   (c)     its Capital Lease Obligations;

                   (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities); and

                   (e) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (d) hereof.

Debt of any Person shall include all obligations of such Person of the character described in clauses (a) through (e) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

         "Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

         "Default Rate" means with respect to any Note that rate of interest that is the greater of (i) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of such Note or (ii) 2% over the rate of interest publicly announced by Bank of America, N.A. in Chicago, Illinois as its "base" or "prime" rate.

         "Distribution" means, in respect of any corporation, partnership, association or other business entity:

                   (a) dividends or other distributions or payments on capital stock or other equity interest of such corporation, association or other business entity (except distributions in such stock or other equity interest); and

                   (b) the redemption, retirement, purchase or acquisition of such stock or other equity interests or of warrants, rights or other options to purchase such stock or other equity interests (except when solely in exchange for such stock or other equity interests) unless made, contemporaneously, from the net proceeds of a sale of such stock or other equity interests.

         "Environmental Laws" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

         "ERISA   Affiliate"  means  any  trade  or  business  (whether  or  not incorporated)  that is treated as a single  employer  together  with the Company under Section 414 of the Code.

         "Event of Default" is defined in Section 11.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" means, at any time and with respect to any property, the sale value of such property that would be realized in an arm's-length sale at such time between an informed and willing buyer and an informed and willing seller (neither being under a compulsion to buy or sell).

         "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

         "General Partner" means Ferrellgas, Inc., a Delaware corporation.

         "Governmental Authority" means

                   (a)     the government of

                            (i)     the United States of America or any State
or other political subdivision thereof, or

                           (ii) any  jurisdiction  in which the  Company  or any
                  Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

                   (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

         "Guaranty" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

                   (a) to purchase such Indebtedness or obligation or any property constituting security therefor;

                   (b) to advance or supply funds (i) for the purchase or payment of such Indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation;

                   (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of any other Person to make payment of the Indebtedness or obligation; or

                   (d) otherwise to assure the owner of such Indebtedness or obligation against loss in respect thereof.

In any computation of the Indebtedness or other liabilities of the obligor under any Guaranty, the Indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

         "Hazardous  Material" means any and all pollutants,  toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal  of which may be  required  or the  generation,  manufacture,  refining, production, processing, treatment, storage, handling, transportation,  transfer, use, disposal, release, discharge,  spillage, seepage, or filtration of which is
or  shall  be  restricted,   prohibited  or  penalized  by  any  applicable  law
(including, without limitation,  asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

         "Holder" or "holder" means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to Section 13.1.

         "Indebtedness" with respect to any Person means, at any time, without duplication,

                   (a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable
         Preferred Stock;

                   (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

                   (c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

                   (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

                   (e) all its liabilities in respect of letters of credit or instruments serving a similar function issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money); and

                   (f) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (e) hereof.

Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (f) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

         "Institutional  Investor"  means (a) any original  purchaser of a Note,
(b) any holder of a Note holding more than 2% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

         "Investment" means any investment, made in cash or by delivery of property, by the Company or any of its Restricted Subsidiaries (i) in any Person, whether by acquisition of stock, Indebtedness or other obligations or Security, or by loan, Guaranty, advance, capital contribution or otherwise, or
(ii) in any property that would be classified as Investments on a balance sheet prepared in accordance with GAAP.

         "Lien" means, with respect to any Person,  any mortgage,  lien, pledge, charge, security interest or other encumbrance,  or any interest or title of any vendor,  lessor,  lender or other  secured  party to or of such Person under any conditional  sale or other title retention  agreement or Capital Lease,  upon or with respect to any property or asset of such Person  (including  in the case of
stock,   stockholder  agreements,   voting  trust  agreements  and  all  similar
arrangements).

         "Maintenance Capital Expenditures" means cash capital expenditures made to maintain, up to the level thereof that existed at the time of such expenditure, the operating capacity of the capital assets of the Company and its Restricted Subsidiaries, taken as a whole, as such assets existed at the time of such expenditure.

         "Make-Whole Amount" is defined in Section 8.6.

         "Material" means material in relation to the business, operations, affairs, financial condition, assets, properties or prospects of the Company and its Restricted Subsidiaries taken as a whole.

         "Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Restricted Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, or
(c) the validity or enforceability of this Agreement or the Notes.

         "Memorandum" is defined in Section 5.3.

         "Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in Section 4001(a)(3) of ERISA).

         "Notes", "Series A Notes", "Series B Notes", and "Series C Notes", are defined in Section 1.

         "Officer's  Certificate"  means a  certificate  of a  Senior  Financial
Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

         "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

         "Person" means an individual, partnership, joint venture, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

         "Plan" means an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

         "Preferred Stock" means any class of capital stock of a corporation that is preferred over any other class of capital stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

         "Priority Debt" means, without duplication, the sum of (a) all Debt of the Company and its Restricted Subsidiaries secured by Liens permitted by
Section 10.4(m), and (b) all Debt of Restricted Subsidiaries that is not permitted by Section 10.3(a), (b) or (c).

         "property"  or  "properties"  means,   unless  otherwise   specifically
limited,  real or personal property of any kind, tangible or intangible,  choate or inchoate.

         "QPAM Exemption" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

         "Refinancing" is defined in Section 10.1(b).

         "Required Holders" means, at any time, the holders of at least 51% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

         "Responsible Officer" means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

         "Restricted  Payment" means any Distribution in respect of the Company.
For purposes of this Agreement, the amount of any Restricted Payment made in property shall be the greater of (x) the Fair Market Value of such property (as determined in good faith by the board of directors (or equivalent governing body) of the Person making such Restricted Payment) and (y) the net book value thereof on the books of such Person, in each case determined as of the date on which such Restricted Payment is made.

         "Restricted Subsidiary" means any Subsidiary (i) of which more than 80% of the Voting Stock is beneficially owned, directly or indirectly by the Company, (ii) which is organized under the laws of the United States or any State thereof, (iii) which maintains substantially all of its assets and conducts substantially all of its business within the United States, and (iv) which is properly designated as such by the Company in the most recent notice
(or, prior to any such notice, on Schedule 5.4) with respect to such Subsidiary given by the Company pursuant to and in accordance with the provisions of
Section 7.4.

         "Sale and Leaseback Transaction" means, with respect to a Person and property, a transaction or series of transactions pursuant to which such Person sells such property with the intent at the time of entering into such transaction or transactions of leasing such property for a term in excess of six months.

         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         "Security" has the meaning set forth in section 2(a)(1) of the Securities Act of 1933, as amended.

         "Senior   Debt"  means  (a)  any  Debt  of  the  Company   (other  than
Subordinated Debt) and (b) any Debt of any Restricted Subsidiary.

         "Senior Funded Debt" means, with respect to any Person, all Senior Debt of such Person which by its terms, or by the terms of any instrument or agreement relating thereto, matures or is otherwise payable one year or more from the date of any determination thereof.

         "Senior Financial Officer" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

         "Subordinated Debt" means any Debt of the Company that shall contain or have applicable thereto subordination provisions substantially in the form set forth in Exhibit 10.1 attached hereto providing for the subordination thereof to the Notes, or other provisions as may be approved in writing prior to the incurrence thereof by the Holders of not less than 66-2/3% in aggregate principal amount or the outstanding Notes.

         "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

         "Subsidiary Stock" means the stock (or any options or warrants to purchase stock or other Securities exchangeable for or convertible into stock) of any Restricted Subsidiary.

         "Synthetic Lease" means each arrangement, however described, under which the obligor accounts for its interest in the property covered thereby as the lessee of a lease which is not a Capital Lease for purposes of GAAP and as the owner of the property for Federal income tax purposes.

         "Synthetic Lease Interest Expense" means, for any period, the portion of rent paid or payable (without duplication) for such period under Synthetic
Leases of the Company and its Restricted Subsidiaries that would be treated as interest in accordance with Financial Accounting Standards Board Statement No.
13 if such Synthetic Leases were treated as Capital Leases under GAAP.

         "Synthetic Lease Principal Component" means for any period, the portion of rent (exclusive of the Synthetic Lease Interest Expense) paid or payable
(without duplication) for such period under Synthetic Leases for the Company and its Restricted Subsidiaries that was deducted in calculating Consolidated Net
Income of the Company and its Restricted Subsidiaries for such period.

         "Synthetic Lease Rent Payments" means, with resect to any Person for any period, the sum of the Synthetic Lease Interest Expense and the Synthetic
Lease Principal Component for all Synthetic Leases of such Person.

         "Transfer" means, with respect to any Person, any transaction in which such Person sells, conveys, abandons, transfers, leases (as lessor), or otherwise disposes of (including, without limitation, in connection with a Sale
Leaseback Transaction), any of its property, including, without limitation, Subsidiary Stock.

         "Unrestricted Subsidiary" means a Subsidiary which is not a Restricted
 Subsidiary.

         "Voting Stock" means (i) Securities of any class of classes, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the directors (or Persons performing similar functions) or
(ii) in the case of a partnership or joint venture, interests in the profits or capital thereof entitling the holders of such interests to approve major business actions.

         "Wholly-Owned Restricted Subsidiary" means, at any time, any Restricted
Subsidiary one hundred percent (100%) of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company's other Wholly-Owned Restricted
Subsidiaries at such time.

         "Working Capital Facility" means the Debt facility made available to the Company for working capital purposes under the "Facility A Commitments" pursuant to the Credit Agreement dated June 30, 1998, between the Company and the banks named therein, as from time to time amended, supplemented and Refinanced and any other credit agreement from time to time entered into by the Company and its Restricted Subsidiaries for purposes of obtaining working capital Debt.








                       SCHEDULE 5.1 - OWNERSHIP OF COMPANY



         The Company is owned 1% by Ferrellgas, Inc., as general partner, and 99% by Ferrellgas Partners, L.P., as limited partner.








                       SCHEDULE 5.3 - DISCLOSURE MATERIALS



                                                                      None








       SCHEDULE 5.4 - SUBSIDIARIES OF THE COMPANY AND OWNERSHIP INTERESTS



                                               The Company has no Subsidiaries










                       SCHEDULE 5.5 - FINANCIAL STATEMENTS



         1999 Annual Report and the audited financial statements (including balance sheets and income statements) of the Company dated as of July 31, 1999 and July 31, 1998.

         SEC Form 10-K of the Company for the fiscal years ending July 31, 1997, 1996 and 1995.

         Unaudited financial statements (including balance sheet and income statement) of the Company dated as of October 31, 1999.








                          SCHEDULE 5.11 - PATENTS, ETC.



                                                                      None








                         SCHEDULE 5.14 - USE OF PROCEEDS



         The proceeds of the Notes will be used (a) to repay existing indebtedness owing to Bank of America, N.A. under the Company's Bridge Loan
Credit Agreement dated as of February 17, 1999 among the Company, the banks named therein, and Bank of America, N.A., as administrative agent for such banks and (b) to pay related transaction costs and expenses.










                 SCHEDULE 5.15 - EXISTING INDEBTEDNESS AND LIENS





         A.       Existing Indebtedness

                  See Attached List



         B.       Existing Liens

                  Liens securing copiers and other office equipment and other immaterial liens.






                                     E-1-A-2
                                   EXHIBIT 1-A
                          (to Note Purchase Agreement)

                             [FORM OF SERIES A NOTE]

                                FERRELLGAS, L.P.

                 8.68% SENIOR NOTE, SERIES A, DUE AUGUST 1, 2006

No.  [R-A-]                                                                                                 [Date]
$[__________]                                                                                      PPN 31529# AA 1

         FOR VALUE RECEIVED, the undersigned, FERRELLGAS, L.P. (herein called the "Company"), a limited partnership organized and existing under the laws of the State of Delaware, hereby promises to pay to [_____________________] or registered assigns, the principal sum of [______________] DOLLARS on August 1, 2006 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 8.68% per annum from the date hereof, payable semiannually, on the first day of February and August in each year, commencing with the February or August next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 10.68% or (ii) 2% over the rate of interest publicly announced by Bank of America, N.A. from time to time in Chicago, Illinois as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of the Company in Liberty, Missouri or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

         This Note is one of the 8.68% Senior Notes, Series A (herein called the
"Series A Notes"),  issued pursuant to the Note Purchase Agreement,  dated as of
February 1, 2000 (as from time to time amended, the "Note Purchase  Agreement"), between  the  Company and the  Purchasers  named  therein and is entitled to the benefits  thereof.  Each holder of this Note will be deemed,  by its  acceptance hereof,  (i) to have  agreed  to the  confidentiality  provisions  set  forth in
Section  20  of  the  Note  Purchase   Agreement  and  (ii)  to  have  made  the
representation set forth in Section 6.2 of the Note Purchase Agreement.

         This Note is a  registered  Series A Note and,  as provided in the Note
Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Series A Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase
Agreement, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase
Agreement.

         This Note shall be construed and enforced in accordance with, and the rights of the issuer and holder hereof shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                FERRELLGAS, L.P.

By Ferrellgas, Inc., its general partner


By____________________________________________________
Its_______________________________________________
         ---------



                                     E-1-B-2
                                   EXHIBIT 1-B
                          (to Note Purchase Agreement)

                             [FORM OF SERIES B NOTE]

                                FERRELLGAS, L.P.

                 8.78% SENIOR NOTE, SERIES B, DUE AUGUST 1, 2007

No.  [R-B-]                                                                                                 [Date]
$[__________]                                                                                      PPN 31529# AB 9

         FOR VALUE RECEIVED, the undersigned, FERRELLGAS, L.P. (herein called the "Company"), a limited partnership organized and existing under the laws of the State of Delaware, hereby promises to pay to [_____________________] or registered assigns, the principal sum of [______________] DOLLARS on August 1, 2007 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 8.78% per annum from the date hereof, payable semiannually, on the first day of February and August in each year, commencing with the February or August next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 10.78% or (ii) 2% over the rate of interest publicly announced by Bank of America, N.A. from time to time in Chicago, Illinois as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of the Company in Liberty, Missouri or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

         This Note is one of the 8.78% Senior Notes, Series B (herein called the
"Series B Notes"),  issued  pursuant  to Note  Purchase  Agreement,  dated as of
February 1, 2000 (as from time to time amended, the "Note Purchase  Agreement"), between  the  Company and the  Purchasers  named  therein and is entitled to the benefits  thereof.  Each holder of this Note will be deemed,  by its  acceptance hereof,  (i) to have  agreed  to the  confidentiality  provisions  set  forth in
Section  20  of  the  Note  Purchase   Agreement  and  (ii)  to  have  made  the
representation set forth in Section 6.2 of the Note Purchase Agreement.

         This Note is a  registered  Series B Note and,  as provided in the Note
Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Series B Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase
Agreement, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase
Agreement.

         This Note shall be construed and enforced in accordance with, and the rights of the issuer and holder hereof shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                FERRELLGAS, L.P.

By Ferrellgas, Inc., its general partner


By____________________________________________________
Its_______________________________________________




                                     E-1-C-2
                                   EXHIBIT 1-C
                          (to Note Purchase Agreement)
                             [FORM OF SERIES C NOTE]

                                FERRELLGAS, L.P.

                 8.87% SENIOR NOTE, SERIES C, DUE AUGUST 1, 2009

No.  [R-C-]                                                                                                 [Date]
$[__________]                                                                                      PPN 31529# AC 7

         FOR VALUE RECEIVED, the undersigned, FERRELLGAS, L.P. (herein called the "Company"), a limited partnership organized and existing under the laws of the State of Delaware, hereby promises to pay to [_____________________] or registered assigns, the principal sum of [______________] DOLLARS on August 1, 2009 with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 8.87% per annum from the date hereof, payable semiannually, on the first day of February and August in each year, commencing with the February or August next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 10.87% or (ii) 2% over the rate of interest publicly announced by Bank of America, N.A. from time to time in Chicago, Illinois as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of the Company in Liberty Missouri or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

         This Note is one of the 8.87% Senior Notes, Series C (herein called the
"Series C Notes"),  issued  pursuant  to Note  Purchase  Agreement,  dated as of
February 1, 2000 (as from time to time amended, the "Note Purchase  Agreement"), between  the  Company and the  Purchasers  named  therein and is entitled to the benefits  thereof.  Each holder of this Note will be deemed,  by its  acceptance hereof,  (i) to have  agreed  to the  confidentiality  provisions  set  forth in
Section  20  of  the  Note  Purchase   Agreement  and  (ii)  to  have  made  the
representation set forth in Section 6.2 of the Note Purchase Agreement.

         This Note is a  registered  Series C Note and,  as provided in the Note
Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Series C Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase
Agreement, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase
Agreement.

         This Note shall be construed and enforced in accordance with, and the rights of the issuer and holder hereof shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                FERRELLGAS, L.P.

By Ferrellgas, Inc., its general partner


By____________________________________________________
Its_______________________________________________




                                   E-4.4(a)-3
                                 EXHIBIT 4.4(a)
                          (to Note Purchase Agreement)
               FORM OF OPINION OF SPECIAL COUNSEL FOR THE COMPANY

         The closing opinion of Bracewell & Patterson, L.L.P., special counsel for the Company, its Restricted Subsidiaries and the General Partner, which is called for by Section 4.4(a) of the Note Purchase Agreement, shall be dated the date of the Closing and addressed to the Purchasers, shall be satisfactory in scope and form to the Purchasers and shall be to the effect that:

                    1. The Company is a partnership, duly formed, validly existing and in good standing under the laws of the State of Delaware, has the partnership power and authority to execute and perform the Note
         Purchase Agreement and to issue the Notes and has the requisite partnership power and authority to conduct its business in all material respects as presently conducted and, based solely on certificates of foreign qualification provided by the Secretary of State of each jurisdiction, is duly qualified or registered as a foreign partnership to transact business in, and is in good standing as a foreign partnership in each jurisdiction set forth on Schedule I hereto, and, to our knowledge, such jurisdictions are the only jurisdictions in which the Company conducts any business that requires qualification or registration to conduct business as a foreign partnership, except where the failure to so qualify or register would not have a Material Adverse
         Effect.

                    2.  The  General  Partner  is a  corporation,  duly  formed, validly  existing and in good  standing  under the laws of the State of
         Delaware,  has the  partnership  power and  authority  to  execute  and deliver the Note Purchase Agreement and to issue the Notes on behalf of the Company and has the  requisite  power and  authority to conduct its business in all material  respects as presently  conducted  and,  based solely  on  certificates  of  foreign  qualification  provided  by  the
         Secretary  of  State  of  each  jurisdiction,   is  duly  qualified  or
         registered as a foreign  corporation to transact business in, and is in good standing as a foreign  corporation in each  jurisdiction set forth on Schedule I hereto, and, to our knowledge, such jurisdictions are the only  jurisdictions  in which the General Partner conducts any business that requires  qualification  or registration to conduct  business as a foreign partnership, except where the failure to so qualify or register would not have a Material Adverse Effect.

                    3.  Each   Restricted   Subsidiary   of  the  Company  is  a
         corporation or limited  partnership duly incorporated or formed, as the case may be,  validly  existing and in good standing  under the laws of its  jurisdiction of  incorporation or formation and, based solely upon certificates  of foreign  qualification  provided by the  Secretary  of
         State  of each  jurisdiction,  is duly  qualified  or  registered  as a foreign corporation or limited partnership to transact business in, and is in good standing as a foreign  corporation or limited partnership in each  jurisdiction  set  forth  on  Schedule  II  hereto,  and,  to our knowledge,  such  jurisdictions are the only jurisdictions in which the
         Restricted  Subsidiaries  of the  Company  conduct  any  business  that requires qualification or registration to conduct business as a foreign corporation or  partnership,  except where the failure to so qualify or register  would not have a material  adverse effect upon the respective
         Restricted  Subsidiaries;  and all of the issued and outstanding shares of capital stock or other  ownership  interests of each such Restricted
         Subsidiary, as applicable, have been validly issued, are fully paid and
         non-assessable   and  the  Company   and/or  one  or  more   Restricted
         Subsidiaries  is the  holder  of record  of such  shares  or  ownership interests.

                    4. The Note Purchase Agreement has been duly authorized by all necessary partnership action on the part of the Company, has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the enforceability of such principles is considered in a proceeding in equity or at law).

                    5. The  Notes  have been duly  authorized  by all  necessary partnership action on the part of the Company,  have been duly executed and delivered by the Company, and when paid for by the Purchasers, will constitute  the legal,  valid and  binding  obligations  of the Company enforceable  in  accordance  with their terms,  subject to  bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors'
         rights  generally,  and general  principles  of equity  (regardless  of
         whether  the   application  of  such  principles  is  considered  in  a
         proceeding in equity or at law).

                    6. No approval, consent, registration, qualification or other action on the part of, or filing with any governmental body, Federal, state or local, is required for the execution, delivery and performance by the Company of the Note Purchase Agreement or the execution, delivery and performance by the Company of the Notes, except, in each case, such approvals, consents, registrations, or qualifications as have been obtained.

                    7. The issuance and sale of the Notes and the execution, delivery and performance by the Company of the Note Purchase Agreement do not violate applicable provisions of statutory law applicable to or binding on the Company or any order of any court or governmental authority or agency applicable to or binding on the Company, or violate or result in any breach of any of the provisions of or constitute a default under, or result in the creation or imposition of a Lien with respect to, any material bond, note, debenture or other evidence of indebtedness or any material indenture, mortgage, deed of trust, loan agreement, contract, lease or other material instrument for money borrowed known to us to which the Company is a party or by which the Company is bound or to which the property of the Company is subject, nor will such action result in a breach or violation of the Certificate of Formation or Articles of Partnership of the Company.

                    8. The  issuance,  sale  and  delivery  of the  Notes by the
         Company  under  the  circumstances  contemplated  by the Note  Purchase
         Agreement do not, under existing law,  require the  registration of the
         Notes  under  the   Securities   Act  of  1933,  as  amended,   or  the
         qualification  of an  indenture  in  respect  thereof  under  the Trust
         Indenture Act of 1939, as amended.

                    9. To our knowledge, there are no actions, suits or proceedings pending or overtly threatened by written communication against the Company or any Restricted Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority either (i) which purport to affect the Note Purchase Agreement or the Notes, or (ii) that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                   10. The  issuance of the Notes and the use of the proceeds of the sale of the  Notes in  accordance  with  the  provisions  of and as
         contemplated  by  the  Note  Purchase  Agreement  (including,   without
         limitation,  the  representations  and warranties set forth in the Note
         Purchase  Agreement) do not violate or conflict with Regulation T, U or
         X of the Board of Governors of the Federal Reserve System.

                   11. The Company is not an "investment  company," or a company
         "controlled" by an "investment  company," under the Investment  Company
         Act of 1940, as amended.

                   12. A court sitting in the State of Missouri will look to the conflict of law rules of the State of Missouri to  determine  which law governs.  Under the conflict of law rules of the State of  Missouri,  a court  sitting  in the  State of  Missouri  should  give  effect to the contractual choice of law clause in the Note Purchase Agreement and the
         Notes  electing   Illinois  law  assuming  that  the  Purchasers   have
         reasonable  contacts  with the  State of  Illinois,  including  without limitation,  that many of the Purchasers  have offices or agents in the
         State of Illinois,  that the Note Purchase Agreement and the Notes will be  delivered  in the  State  of  Illinois,  and  that  counsel  to the
         Purchasers is located in the State of Illinois.

         The opinion of Bracewell & Patterson, L.L.P. shall be limited to the laws of the State of Missouri, the Delaware Revised Uniform Limited Partnership
Act, the general business corporation law of the State of Delaware and the Federal laws of the United States. In rendering the opinions set forth in paragraphs (4) and (5) above, Bracewell & Patterson, L.L.P. shall assume that the laws of Missouri govern the Note Purchase Agreement and the Notes. The opinion of Bracewell & Patterson, L.L.P. shall cover such other matters relating to the sale of the Notes as the Purchasers may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Company and upon representations of the Company and the Purchasers delivered in connection with the issuance and sale of the Notes.





                                   E-4.4(b)-2
                                 EXHIBIT 4.4(b)
                          (to Note Purchase Agreement)

                       FORM OF OPINION OF SPECIAL COUNSEL
                                TO THE PURCHASERS

         The closing opinion of Chapman and Cutler, special counsel for the Purchasers, called for by Section 4.4(b) of the Note Purchase Agreement, shall be dated the date of the Closing and addressed to the Purchasers, shall be satisfactory in form and substance to the Purchasers and shall be to the effect that:

                    1. The Company is a partnership, validly existing and in good standing under the laws of the State of Delaware and has the power and the authority to execute and deliver the Note Purchase Agreement and to issue the Notes.

                    2. The Note Purchase  Agreement has been duly  authorized by all necessary action on the part of the Company, has been duly executed and  delivered  by the Company  and  constitutes  the legal,  valid and binding  contract of the Company  enforceable  in  accordance  with its terms,  subject to bankruptcy,  insolvency,  fraudulent  conveyance and
         similar  laws  affecting  creditors'  rights  generally,   and  general
         principles of equity  (regardless  of whether the  application  of such principles is considered in a proceeding in equity or at law).

                    3. The  Notes  have been duly  authorized  by all  necessary action on the part of the Company, and the Notes being delivered on the date hereof have been duly  executed  and  delivered by the Company and constitute  the legal,  valid and  binding  obligations  of the Company enforceable  in  accordance  with their terms,  subject to  bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors'
         rights  generally,  and general  principles  of equity  (regardless  of
         whether  the   application  of  such  principles  is  considered  in  a
         proceeding in equity or at law).

                    4. The  issuance,  sale and  delivery of the Notes under the circumstances contemplated by the Note Purchase Agreement do not, under
         existing  law,   require  the  registration  of  the  Notes  under  the
         Securities  Act  of  1933,  as  amended,  or  the  qualification  of an indenture under the Trust Indenture Act of 1939, as amended.

         The opinion of Chapman and Cutler shall also state that the opinion of Bracewell & Patterson, L.L.P., special counsel for the Company, is satisfactory in scope and form to Chapman and Cutler and that, in their opinion, the Purchasers are justified in relying thereon.

         In rendering the opinion set forth in paragraph 1 above, Chapman and Cutler may rely, as to matters referred to in paragraph 1, solely upon an examination of the Certificate of Formation certified by, and a certificate of good standing of the Company from, the Secretary of State of the State of Delaware, the Articles of Partnership of the Company and the general partnership law of the State of Delaware. The opinion of Chapman and Cutler shall be limited to the laws of the State of Illinois, the Delaware Revised Uniform Limited
Partnership Act and the Federal laws of the United States.

         With respect to matters of fact upon which such opinion is based, Chapman and Cutler may rely on appropriate certificates of public officials and officers of the Company and upon representations of the Company and the Purchasers delivered in connection with the issuance and sale of the Notes.




                                                                10.1-3
                                  EXHIBIT 10.1
                          (to Note Purchase Agreement)

                     SUBORDINATION PROVISIONS APPLICABLE TO
                                                               Subordinated Debt

         (a)  The  indebtedness  evidenced  by the  subordinated  notes  and any renewals or extensions thereof,  premium, if any, interest  (including,  without limitation any such interest accruing subsequent to the filing by or against the
Company of any proceeding  brought under Chapter 11 of the  Bankruptcy  Code (11
U.S.C.  Section  100 et seq.))  and any fees,  charges,  expenses  or other sums
payable  under  or  in  respect  of  the  agreements   pursuant  to  which  such
subordinated notes were issued, shall at all times be wholly and unconditionally subordinate  and junior in right of payment to any and all  indebtedness  of the
Company  (including  principal,  premium,  if any,  accrued and unpaid interest,
including  any  interest  which  may  accrue   subsequent  to   commencement  of
proceedings  under bankruptcy laws (whether or not such interest is allowed as a claim pursuant to the provisions of any such  bankruptcy  laws) evidenced by the
Company's  $21,000,000  aggregate principal amount 8.68% Senior Notes, Series A, due August 1, 2006,  $90,000,000  aggregate principal amount 8.78% Senior Notes,
Series B, due August 1, 2007, and $73,000,000  aggregate  principal amount 8.87%
Senior Notes, Series C, due August 1, 2009, issued pursuant to the Note Purchase
Agreement,  dated as of February 1, 2000, as the same shall be amended from time to time, between the Company and the institutional investors named in Schedule A attached  thereto and all other amounts due under said Note  Purchase  Agreement
(together with any renewal,  replacement or refinancing  thereof,  herein called
"Superior Indebtedness"),  in the manner and with the force and effect hereafter set forth:

                   (1) In the  event  of any  (i)  liquidation,  dissolution  or
         winding  up  of  the  Company,  voluntary  or  involuntary,   (ii)  any
         execution,  sale, receivership,  insolvency,  bankruptcy,  liquidation, readjustment,  reorganization or other similar  proceeding  relative to the  Company  or its  property,  (iii) any  general  assignment  by the
         Company  for  the  benefit  of  creditors,  or (iv)  any  distribution, division, marshalling or application of any of the properties or assets of the  Company or the  proceeds  thereof to  creditors,  voluntary  or involuntary,  and whether or not involving legal proceedings,  then and in any event:

                            (A) all principal, premium, if any, and interest and
                  all other sums owing on all Superior  Indebtedness shall first be  indefeasibly  paid in full in cash  before any  payment or distribution  of any  kind  or  character  is  made  upon  the indebtedness  evidenced by the subordinated  notes; and in any such  event  any  payment  or  distribution  of  any  kind  or character, whether in cash, property or securities (other than in securities, including equity securities, or other evidences of  indebtedness,  the  payment  of which  is  unconditionally subordinated (to the same extent as the subordinated notes) to the payment of all Superior Indebtedness which may at the time be outstanding)  which shall be made upon or in respect of the subordinated  notes  shall  immediately  be  paid  over to the
                  holders  of  such  Superior   Indebtedness,   pro  rata,   for
                  application in payment thereof, unless and until such Superior
                  Indebtedness shall have been indefeasibly paid or satisfied in full in cash;

                   (2) In the event that the subordinated notes are in default under circumstances when the foregoing clause (l) shall not be applicable, the holders of the subordinated notes shall be entitled to payments of principal, premium, if any, or interest only after there shall first have been indefeasibly paid in full in cash all Superior
         Indebtedness outstanding at the time the subordinated notes so become in default; and

                   (3) During the continuance of any default with respect to any
         Superior  Indebtedness,  no payment of principal,  premium,  if any, or interest or any other  fees,  charges,  expenses or other sums  payable
         under  or  in  respect  of  the  agreements   pursuant  to  which  such
         subordinated notes were issued shall be made on the subordinated notes.

         (b) The holder of each subordinated note agrees that: (1) it will not initiate a proceeding for liquidation, dissolution or winding-up of the Company, or for execution, sale, receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or other similar proceeding relative to the Company or its property and (2) it will not accelerate the maturity of or enforce the collection of the subordinated notes.

         (c) The holder of each subordinated note undertakes and agrees for the benefit of each holder of Superior Indebtedness to execute, verify, deliver and file any proofs of claim within 30 days before the expiration of the time to file the same which any holder of Superior Indebtedness may at any time require in order to prove and realize upon any rights or claims pertaining to the subordinated notes and to effectuate the full benefit of the subordination contained herein; and upon failure of the holder of any subordinated note so to do, any such holder of Superior Indebtedness shall be deemed to be irrevocably appointed the agent and attorney-in-fact of the holder of such note to execute, verify, deliver and file any such proofs of claim.

         (d) No right of any holder of any Superior Indebtedness to enforce subordination as herein provided shall at any time or in any way be affected or impaired by any failure to act on the part of the Company or the holders of Superior Indebtedness, or by any noncompliance by the Company with any of the terms, provisions and covenants of the subordinated notes or the agreement under which they are issued, regardless of any knowledge thereof that any such holder of Superior Indebtedness may have or be otherwise charged with.

         (e) The  subordination  effected by the  foregoing  provisions  and the rights created thereby of the holders of the Superior  Indebtedness shall not be affected  by: (1) any  amendment  of or addition or  supplement  to any Superior
Indebtedness or any instrument or agreement  relating thereto,  (2) any exercise or  non-exercise  of any  right,  power or  remedy  under or in  respect  of any
Superior  Indebtedness or any instrument or agreement  relating thereto,  or (3)
the giving or denial of any waiver,  consent,  release,  indulgence,  extension, renewal,  modification  or delay or the taking or nontaking of any other action, inaction or omission,  in respect of any Superior Indebtedness or any instrument or  agreement  relating  thereto or to any  securities  relating  thereto or any guarantee  thereof,  whether or not any holder of any  subordinated  notes shall have had notice or knowledge of any of the foregoing.

         (f) The  Company  agrees,  for the  benefit of the  holders of Superior
Indebtedness, that in the event that any subordinated note is declared due and payable before its expressed maturity because of the occurrence of a default hereunder: (1) the Company will give prompt notice in writing of such happening to the holders of Superior Indebtedness and (2) all Superior Indebtedness shall forthwith become immediately due and payable upon demand, regardless of the expressed maturity thereof and (3) the holders of such subordinated notes shall not entitled to receive any payment or distribution in respect thereof or applicable thereto until all Superior Indebtedness at the time outstanding shall have been indefeasibly paid in full in cash.

         (g) No holder of any subordinated notes will sell, assign, pledge, encumber or otherwise dispose of any of its subordinated notes unless such sale, assignment, pledge, encumbrance or disposition is made expressly subject to the foregoing provisions.

         (h) If any payment or distribution of any character, whether in cash, securities or other property shall be received by any holder of any subordinated notes in contravention of this Section ________, such payment or distribution shall be received and held in trust for the benefit of, and shall be promptly paid over or delivered and transferred in the form received to, the holders of the Superior Indebtedness pro rata for application to the payment of all Superior Indebtedness remaining unpaid, to the extent necessary to indefeasibly pay all such Superior Indebtedness in full in cash. In the event of the failure of any holder of the subordinated notes to endorse or assign any such payment, distribution or security, any holder of the Superior Indebtedness or such holder's representative is hereby irrevocably authorized to endorse or assign the same.